As filed with the Securities and Exchange Commission on or about May 2, 2005
                                        Registration No. 333-15881 and 811-07917
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ___


                         Post-Effective Amendment No. 18                |X|


                                     and/or

                             REGISTRATION STATEMENT
                    Under the Investment Company Act of 1940


                                Amendment No. 19                        |X|


                        WILSHIRE VARIABLE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                          1299 Ocean Avenue, Suite 700
                         Santa Monica, California 90401
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (310) 451-3051

    (Name and Address of Agent for Service)                     Copy to:
               Lawrence Davanzo                             Cathy G. O'Kelly
     c/o Wilshire Associates Incorporated       Vedder, Price, Kaufman & Kammholz, P.C.
         1299 Ocean Avenue, Suite 700                   222 North LaSalle Street
        Santa Monica, California 90401                  Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)


| |      immediately upon filing pursuant to paragraph (b); or
|X|      on May 2, 2005 pursuant to paragraph (b); or
| |      60 days after filing pursuant to paragraph (a)(1); or
| |      on (date) pursuant to paragraph (a)(1); or
| |      75 days after filing pursuant to paragraph (a)(2); or
| |      on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     [LOGO]
                                W I L S H I R E
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                            VARIABLE INSURANCE TRUST
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Prospectus                                                 May 2, 2005


      Wilshire Variable Insurance Trust Equity Fund -- Horace Mann Shares Wilshire Variable Insurance Trust Balanced Fund -- Horace Mann Shares
      Wilshire Variable Insurance Trust Income Fund -- Horace Mann Shares Wilshire Variable Insurance Trust Short-Term Investment Fund -- Horace Mann
                                    Shares
 Wilshire Variable Insurance Trust Small Cap Growth Fund -- Horace Mann Shares Wilshire Variable Insurance Trust International Equity Fund -- Horace Mann
                                    Shares
Wilshire Variable Insurance Trust Socially Responsible Fund -- Horace Mann
                                    Shares

Prospectus                                                 May 2, 2005


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                       WILSHIRE VARIABLE INSURANCE TRUST
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                                  EQUITY FUND
                                 BALANCED FUND
                                  INCOME FUND
                          SHORT-TERM INVESTMENT FUND
                             SMALL CAP GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                           SOCIALLY RESPONSIBLE FUND
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 Shares of the Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

                       Wilshire Variable Insurance Trust
                                760 Moore Road
                      King of Prussia, Pennsylvania 19406





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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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                                TABLE OF CONTENTS

                                                                             Page
Summary ..................................................................     3
   Equity Fund ...........................................................     3
   Balanced Fund .........................................................     4
   Income Fund ...........................................................     4
   Short-Term Investment Fund ............................................     6
   Small Cap Growth Fund .................................................     7
   International Equity Fund .............................................     8
   Socially Responsible Fund .............................................     9
Fund Performance History .................................................    11
More About Risks .........................................................    19
Types of Investments and Associated Risks ................................    20
Management ...............................................................    23
   Investment Adviser ....................................................    23
   The Subadvisers .......................................................    24
Distribution Plan ........................................................    28
Purchases and Redemptions ................................................    28
   Redemption of Equity Fund Shares by Existing Public Shareholders ......    28
   Systematic Cash Withdrawal Plan .......................................    29
   Short-Term and Excessive Trading ......................................    29
Dividends, Distributions and Federal Taxes ...............................    29
Financial Highlights .....................................................    31
   Equity Fund ...........................................................    31
   Balanced Fund .........................................................    32
   Income Fund ...........................................................    33
   Short-Term Investment Fund ............................................    34
   Small Cap Growth Fund .................................................    35
   International Equity Fund .............................................    36
   Socially Responsible Fund .............................................    37
Other Information ........................................................    38
   Public Shareholder Communications .....................................    38
   Ratings of Debt Obligations ...........................................    38
   Shareholders' Inquiries ...............................................    39
   Additional Information ................................................    39

                                    SUMMARY

Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser to the Wilshire Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and is made up of a series of portfolios (the "Funds"). In its oversight of the investment program of the Funds, Wilshire selects investment managers as subadvisers to manage each Fund's assets, and determines the allocation of each Fund's assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources and performance. Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Fund's Board of Trustees. Wilshire may take these actions at any time without shareholder approval.

EQUITY FUND
-----------

Investment Objective: The Equity Fund seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. On average, the Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P
500. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund's assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of "domestic companies" are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S., substantial portion of income derived from activities in the U.S., equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks or complies with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

Currently, Wilshire has retained the Bernstein Investment Research and Management Unit ("Bernstein") of Alliance Capital Management L.P. ("Alliance"), Mellon Equity Associates, LLP ("Mellon Equity") and Wellington Management Company, LLP ("Wellington Management") to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

In managing its portion of the Equity Fund, Bernstein uses traditional methods of stock selection -- research and analysis -- to identify undervalued stocks. In addition, Bernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

Mellon Equity believes that stock returns are a function of a security's exposure to numerous fundamental factors that move in and out of favor over time. By emphasizing those stocks with favorable attributes and de-emphasizing those without, Mellon Equity seeks to purchase the better performing stocks within a sector and attempts to neutralize risk through a well diversified portfolio construction.

Wellington Management employs a conservative approach to investing in large capitalization, quality companies which it believes have long-term growth potential. Using a blend of top-down sector analysis and bottom-up security selection, Wellington Management's growth and income style emphasizes fundamental analysis in security selection, and attempts to identify long lasting broad themes based on demographic trends, technological changes and political and social developments. Wellington Management will look to sell a security when downside risk equals upside potential, when a decreasing trend of earnings growth is exhibited, or when excessive valuations are realized.

Under normal circumstances, the Equity Fund intends to be fully invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Equity Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Equity Fund is in a defensive position, its ability to achieve its investment objective may be limited.

Main Risks of Investing: Since the Equity Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock, or general economic and market conditions. More information about the risks of investing in the Equity Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. The Equity Fund's returns will vary, and you could lose money by investing in the Equity Fund. There can be no assurance that the Equity Fund will meet its investment objectives.

BALANCED FUND
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Investment Objective: The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Main Investment Strategies: The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in shares of the Equity Fund and Income Fund. In addition, the Balanced Fund may also invest in certain individual securities, including money market instruments and U.S. government securities.

The summaries for the Equity Fund and Income Fund include descriptions of the types of stocks and bonds in which those Funds are permitted to invest.

Wilshire allocates the Balanced Fund's assets between shares of the Equity Fund and Income Fund. This mixture reduces the volatility of investment returns while still providing the potential for higher long-term total returns that can be achieved only by including some exposure to stocks. As a matter of investment policy, 50% to 75% of the Balanced Fund's total assets will be invested in the Equity Fund and 25% to 50% of the value of its assets will be invested in the Income Fund. Under normal circumstances, the target asset mix is 60% to the equity sector and 40% to the fixed income sector. The mix of assets is regularly adjusted between the equity sector and the fixed income sector to maintain policy targets. Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if it is determined that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Equity Fund and Income Fund. By investing indirectly in these Funds through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expense of the underlying Funds. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or administrative service fees as a result of the "fund of funds" arrangement, as discussed below in "Management."

Main Risks of Investing: By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Equity Fund and Income Fund, which are described in this prospectus. For assets allocated to the Equity Fund, the primary risk is that the value of stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. For assets allocated to the Income Fund, the primary risk is interest rate risk. The assets allocated to the Income Fund are also subject to credit risk. More information about the risks of investing in the Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Fund will meet its investment objective. The Fund's returns will vary, and you could lose money.

INCOME FUND
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Investment Objective: The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Main Investment Strategies: The Income Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

   o investment grade publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody's or by S&P at the time of purchase)

   o  securities issued or guaranteed by the U.S. Government or its agencies

   o high quality commercial paper (within the two highest grades as determined by both Moody's and S&P), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

   o high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody's or S&P at the time of purchase and to 15% of the Income Fund's total assets)

   o highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the highest rating as determined by Moody's or S&P at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund's total assets

Generally, the average duration of the U.S. portion of the portfolio will range between -25% of the Lehman Brothers Aggregate Bond Index's duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Fund may be shortened. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody's or S&P).

Up to 25% of the Income Fund's total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody's or S&P) and non-U.S. debt obligations rated below the highest quality (as determined by Moody's or S&P) and derivatives.

Currently, Wilshire has retained Western Asset Management Company ("Western Asset"), its affiliate Western Asset Management Company Limited ("WAML") and BlackRock Financial Management, Inc. ("BlackRock") to manage the Income Fund. The basic investment philosophies of Western Asset, WAML and BlackRock are described below.

Western Asset's core plus strategy seeks to provide investment results that exceed the performance of the Lehman Brothers Aggregate Index. This Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Fund's assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

In managing its portion of the Income Fund, BlackRock evaluates sectors of the bond market and individual securities within these sectors. BlackRock selects bonds from several sectors, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Income Fund when BlackRock believes that they have the potential for above-average total return. A security will be sold if, in the opinion of BlackRock, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Under normal circumstances, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

Main Risks of Investing: The primary risk of investing in the Income Fund is interest rate risk. Changes in interest rates may cause changes in the Income Fund's yield, net asset value and total return. These changes can have a more dramatic impact on investments with longer maturities. The Income Fund is also subject to credit risk. The Income Fund's net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund's securities to make payment at maturity. More information about the risks of investing in the Income Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Income Fund will meet its investment objective. The Fund's returns will vary, and you could lose money by investing in the Income Fund.

SHORT-TERM INVESTMENT FUND
--------------------------

Investment Objective: The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

Main Investment Strategies: The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

   o U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies

   o commercial paper (within the two highest ratings as determined by Moody's or S&P)

   o U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody's or S&P and to 10% of the Short-Term Investment Fund's total assets)

   o publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody's or S&P)

   o  repurchase and reverse repurchase agreements

   o  cash or cash equivalents

Currently, Wilshire has retained Western Asset to manage the Short-Term Investment Fund. The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund's investment objective, Western Asset uses a multi-stage process. In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund. In the second stage, Western Asset evaluates individual securities. Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase. In the third stage, Western Asset determines the structure and composition of the portfolio. In doing so, Western Asset seeks to minimize exposure to credit risk and market risk. The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

Under normal circumstances, the Short-Term Investment Fund intends to be fully invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Short-Term Investment Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Short-Term Investment Fund is in a defensive position, its ability to achieve its investment objective may be limited.

Main Risks of Investing: The primary risk of investing in the Short-Term Investment Fund is interest rate risk. Changes in interest rates may cause changes in the Short-Term Investment Fund's yield, net asset value and total return. The Short-Term Investment Fund is also subject to credit risk. More information about the risks of investing in the Short-Term Investment Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Short-Term Investment Fund will meet its investment objectives. The Short-Term Investment Fund's returns will vary and you could lose money by investing in the Fund.

SMALL CAP GROWTH FUND
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Investment Objective: The Small Cap Growth Fund seeks long-term capital appreciation.

Main Investment Strategies: The Small Cap Growth Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential. Such securities would be considered by the subadvisers to have favorable and above-average earnings growth prospects; that is, securities with growth rate estimates in excess of the average for the Small Cap Growth Fund's benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.


Currently, Wilshire has retained BlackRock and Mazama Capital Management, Inc. ("Mazama") to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.


BlackRock's small and mid cap growth team seeks to identify early stage companies with above average revenue and earnings per share growth potential. BlackRock focuses on companies with market capitalizations greater than $200 million and less than $2 billion. The team utilizes a bottom-up research process focusing on growth sectors and industries. Additionally, the team's strategy focuses on maintaining a valuation discipline to avoid over-paying for growth.


BlackRock generally will sell a stock when, in its opinion, the fundamentals deteriorate, when the stock's relative price momentum declines, or upon an earnings disappointment.


In managing its portion of the Small Cap Growth Fund, Mazama employs a proprietary model that incorporates both quantitative and qualitative inputs to identify growth companies with market capitalizations under $2.5 billion that trade at attractive valuations and are likely to exceed current market expectations. Mazama then conducts in-depth research on these candidates before making purchase decisions.

Mazama will sell a stock when its proprietary model composite ranking declines substantially due to price appreciation or deterioration in fundamentals.

Under normal circumstances, the Small Cap Growth Fund intends to be fully invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Small Cap Growth Fund is in a defensive position, its ability to achieve its investment objective may be limited. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswing, thus reducing the Small Cap Growth Fund's opportunity to achieve its investment objective.

Main Risks of Investing: Since the Small Cap Growth Fund invests most of its assets in common stocks, the primary risk is that value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. Investments in securities of companies with small-sized market capitalizations generally involve greater risk than investment in larger, more established companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. More information about the risks of investing in the Small Cap Growth Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Small Cap Growth Fund will meet its investment objective. The Small Cap Growth Fund's returns will vary, and you could lose money by investing in the Fund.

INTERNATIONAL EQUITY FUND
-------------------------

Investment Objective: The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Main Investment Strategies: The International Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the subadviser believes have favorable characteristics and that are listed on foreign exchanges. It may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained New Star Institutional Managers Limited ("New Star") and The Boston Company Asset Management, LLC (the "Boston Company") to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below.

New Star is a research-driven, active manager that compliments its bottom-up fundamental company analysis with industry, sector and regional analyses. New Star believes that earnings are driven by growth and management while valuations move with liquidity and sentiment. New Star maintains a strategic bias to those companies, industries and countries that have superior long-term growth potential. Additionally, New Star believes liquidity and the supply and demand for equity drives markets, and New Star closely monitors real money flows. The firm's overall objective is to maximize exposure to the best market opportunities, while keeping its portion of the International Equity Fund portfolio within acceptable risk tolerance levels and ensuring proper diversification of investment ideas. New Star endeavors to make small gains throughout its portion of the portfolio with tight risk control.

The Boston Company's investment philosophy is value-oriented, research-driven and risk-averse. The Boston Company evaluates traditional measures of value, overall business health and positive changes in business momentum. Security selection is the cornerstone of the investment philosophy. The Boston Company uses traditional measures of value to screen for inexpensive securities on a country-by-country basis. The Boston Company seeks securities that exhibit low price/book value, low price/earnings and low price/cash flow ratios. The investment process blends both quantitative and fundamental security analyses. The Boston Company emphasizes individual security selection rather than economic and industry trends, and the firm buys high quality undervalued companies with strong balance sheets. The Boston Company identifies catalysts that can unlock the valuation potential of portfolio securities. These may include positive earnings surprises or a positive trend in company profitability or growth. This helps to avoid the "value trap" -- securities that appear statistically inexpensive but perform poorly due to lack of business momentum.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. To the extent the International Equity Fund is in a defensive position, its ability to achieve its investment objective may be limited.

For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

Main Risks of Investing: Because the International Equity Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. Foreign investments often involve additional risks including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the International Equity Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the International Equity Fund's investments. In addition, the International Equity Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. More information about the risks of investing in the International Equity Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the International Equity Fund will meet its investment objective. The International Equity Fund's returns will vary, and you could lose money by investing in the Fund.

SOCIALLY RESPONSIBLE FUND
-------------------------

Investment Objective: The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

Main Investment Strategies: The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser's judgment, meet the following criteria:

   o  do not produce tobacco products;

   o  do not produce alcoholic beverages;

   o  do not own and/or operate casinos or manufacture gaming devices;

   o  do not produce pornographic materials;

   o do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

   o by popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

   o by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, or that are exhibiting improvement.

Currently, Wilshire has retained Bernstein to manage the Socially Responsible Fund. The basic investment philosophy of the subadviser is described below.

Bernstein uses traditional methods of stock selection -- research and analysis -- to identify undervalued stocks that meet the socially responsible screening criteria. The subadviser will review the Socially Responsible Fund's investment universe quarterly for purposes of adding or eliminating stocks that meet or fail to meet the socially responsible screening criteria. All stocks purchased by the Socially Responsible Fund will meet such criteria at the time of purchase. Stocks held by the Socially Responsible Fund may be divested prior to reaching fair value, as determined by the subadviser, if during the quarterly review of the Socially Responsible Fund's investment universe, the subadviser determines that a stock no longer meets the socially responsible screening criteria. The portfolio will consist primarily of stocks with market capitalizations greater than $1 billion. In addition, the subadviser employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

In addition, from time to time, for temporary defensive purposes, when the Socially Responsible Fund's subadviser determines such a position is advisable in light of economic or market conditions, the Socially Responsible Fund may invest a portion of its assets in cash and cash equivalents. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Socially Responsible Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Socially Responsible Fund is in a defensive position, its ability to achieve its investment objective may be limited.

Main Risks of Investing: The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the Socially Responsible Fund's portfolio managers may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. In addition, since the Socially Responsible Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. More information about the risks of investing in the Socially Responsible Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Socially Responsible Fund will meet its investment objective. The Socially Responsible Fund's returns will vary, and you could lose money by investing in the Socially Responsible Fund.

                           FUND PERFORMANCE HISTORY

     The information below provides an illustration of how each Fund's performance has varied over time. The bar charts and tables provide some indication of the risks of investing in the Funds by showing the changes in the performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index(es). The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund's past performance does not necessarily indicate how it will perform in the future.

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                                  Equity Fund
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[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

 1995      1996      1997     1998      1999      2000      2001       2002      2003      2004
33.67%    25.28%    23.45%    7.64%    -2.54%    -4.64%    -4.21%    -19.43%    27.57%    10.15%


    Best Quarter            Worst Quarter
  ----------------         ----------------
  15.72%  (2Q03)           -18.05% (3Q02)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                          1 Year      5 Years     10 Years
                                                          -------     -------     --------
Equity Fund ........................................       10.15%       0.67%       8.40%
S&P 500* ...........................................       10.88%      -2.29%      12.07%
 (reflects no deduction for fees, expenses or taxes)


* The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.

--------------------------------------------------------------------------------
                                 Balanced Fund
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

 1995      1996      1997     1998      1999     2000     2001      2002      2003     2004
27.12%    18.27%    19.04%    7.68%    -1.11%    0.93%    1.39%    -8.27%    19.56%    8.18%


     Best Quarter            Worst Quarter
  ----------------          ---------------
   11.05%  (2Q03)           -9.51% (3Q02)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                         1 Year      5 Years     10 Years
                                                         -------     -------     --------
Balanced Fund ......................................       8.18%       3.94%       8.73%
S&P 500* ...........................................      10.88%      -2.29%      12.07%
 (reflects no deduction for fees, expenses or taxes)
Lehman Intermediate/Aggregate** ....................       3.04%       5.69%       7.21%
 (reflects no deduction for fees, expenses or taxes)
Stock/Bond Composite*** ............................       8.27%       1.71%      10.29%
 (reflects no deduction for fees, expenses or taxes)


* The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.
** Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.
*** Sixty percent S&P 500 Index, forty percent Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997; forty percent Lehman Brothers Aggregate Bond Index thereafter.

--------------------------------------------------------------------------------
                                  Income Fund
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

 1995     1996     1997     1998      1999     2000     2001     2002     2003     2004
14.93%    3.50%    9.42%    8.09%    -1.57%    8.89%    8.88%    9.20%    7.25%    4.94%


   Best Quarter       Worst Quarter
  --------------      -------------
   4.64% (2Q95)       -2.07% (2Q04)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                         1 Year      5 Years     10 Years
                                                         ------      -------     --------
Income Fund ........................................       4.94%       7.82%       7.27%
Lehman Intermediate/Aggregate* .....................       3.04%       5.69%       7.21%
 (reflects no deduction for fees, expenses or taxes)


* Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

--------------------------------------------------------------------------------
                          Short-Term Investment Fund
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
5.25%    5.02%    5.09%    4.97%    4.77%    5.81%    5.17%    1.72%    1.03%    1.22%


   Best Quarter            Worst Quarter
  --------------          --------------
   1.71% (1Q01)           0.00% (3Q03)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                          1 Year      5 Years     10 Years
                                                          ------      -------     --------
Short-Term Investment Fund .........................       1.22%       2.96%       3.99%
Treasury Bill Index* ...............................       1.30%       2.95%       4.19%
 (reflects no deduction for fees, expenses or taxes)


* Treasury Bill Index: an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities.

--------------------------------------------------------------------------------
                             Small Cap Growth Fund
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

1998     1999       2000       2001       2002      2003     2004
5.81%   71.55%    -10.84%    -29.89%    -38.93%    58.95%    4.40%


    Best Quarter             Worst Quarter
  ----------------         ----------------
   44.56%  (4Q99)          -28.92% (3Q01)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                                                     Since
                                                                                   Inception
                                                         1 Year       5 Years      (3/10/97)
                                                         -------      --------     ---------
Small Cap Growth Fund ..............................       4.40%        -8.68%        4.88%
Russell 2000 Growth* ...............................      14.31%        -3.57%        7.11%
 (reflects no deduction for fees, expenses or taxes)


* The Russell 2000 Growth Index (the "Russell 2000 Growth") is an unmanaged securities index composed of those Russell 2000 securities with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
                           International Equity Fund
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

 1998      1999       2000       2001       2002      2003      2004
18.95%    51.83%    -17.51%    -26.35%    -20.99%    32.49%    10.61%


    Best Quarter            Worst Quarter
  ----------------         ----------------
   28.45%  (4Q99)          -22.22% (3Q02)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                                                      Since
                                                                                    Inception
                                                          1 Year        5 Years     (3/10/97)
                                                          -------       -------     ----------
International Equity Fund ..........................       10.61%        -6.79%        3.92%
MSCI EAFE* .........................................       20.24%        -1.13%        5.61%
 (reflects no deduction for fees, expenses or taxes)


* The Morgan Stanley Capital International Europe, Australasia, Far East Index. The index reflects performance from February 28, 1997 through December 31, 2003.

--------------------------------------------------------------------------------
                           Socially Responsible Fund
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT]

1998     1999     2000      2001       2002      2003      2004
9.80%    8.39%    8.79%    -7.30%    -13.48%    28.45%    13.30%


    Best Quarter            Worst Quarter
  ----------------         ----------------
   16.04%  (2Q03)          -18.10% (3Q02)



Average Annual Total Returns
(periods ended December 31, 2004)



                                                                                    Since
                                                                                  Inception
                                                          1 Year      5 Years     (3/10/97)
                                                          -------     -------     ---------
Socially Responsible Fund ..........................       13.30%       4.86%        9.21%
Russell 1000 Value Index* ..........................       16.49%       5.27%        9.12%
 (reflects no deduction for fees, expenses or taxes)
Blended Index* .....................................       16.49%       0.45%        9.82%
 (reflects no deduction for fees, expenses or taxes)


* The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies that are value-oriented, and generally have lower price-to-earnings and price-to-book ratios, and higher dividend yields than the average Russell 1000 Value Index company. Historical index results in the prospectus show a blended return that combines the S&P 500 history until the benchmark was changed (August 23, 2001), and the Russell 1000 Value Index from that point forward. For reporting periods after August 23, 2001 that do not include August 23, 2001, the blended index will match the Russell 1000 Value Index return.

Fees and Expenses. This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below. The Fund's expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense table below.


                           Annual Operating Expenses
                 (expenses that are deducted from Fund assets)



                                                             Short-Term   Small Cap   International    Socially
                             Equity    Balanced    Income    Investment     Growth        Equity      Responsible
                              Fund       Fund*      Fund        Fund         Fund          Fund          Fund
                             ------    --------    ------    ----------   ---------   -------------   -----------
Management Fee ...........    0.55%      0.55%      0.55%      0.275%       1.15%         1.00%          0.85%
Distribution (12b-1) Fees     0.25%      0.25%      0.25%      0.250%       0.25%         0.25%          0.25%
Other Expenses ...........    0.11%      0.05%      0.13%       0.84%       0.37%         0.35%          0.11%
                             ------    --------    ------    ----------   ---------   -------------   -----------
Gross Annual Operating
 Expenses ................    0.91%      0.85%      0.93%      1.365%       1.77%         1.60%          1.21%
Less Expense .............
Reimbursement(1)..........    0.07%      0.00       0.05%      1.365%       0.23%         0.02%          0.22%
                             ------    --------    ------    ----------   ---------   -------------   -----------
Net Annual Operating
 Expenses ................    0.84%      0.85%      0.88%       0.00%       1.54%         1.58%          0.99%



(1) Wilshire has contractually agreed to reimburse each Fund for fees and expenses payable to the Funds' third party administrator, transfer agent and principal underwriter through December 31, 2006. In addition, Wilshire has voluntarily waived management fees for all Funds and has reimbursed the Short-term Investment Fund for all expenses.


                                    Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 Year     3 Years     5 Years     10 Years
                                        --------   ---------   ---------   ---------
Equity Fund .........................     $ 86        $283        $497      $1113
Balanced Fund* ......................     $ 93        $302        $530      $1187
Income Fund .........................     $ 90        $291        $510      $1138
Short-Term Investment Fund ..........     $  0        $242        $504      $1252
Small Cap Growth Fund ...............     $157        $535        $938      $2065
International Equity Fund ...........     $161        $503        $869      $1898
Socially Responsible Fund ...........     $101        $362        $644      $1446



* The Balanced Fund operates under a "fund of funds" structure. The expenses table and example include expenses of the underlying funds. Wilshire only receives directly from the Balanced Fund a fee of 0.55% of the average daily net assets of the Balanced Fund that are not invested in another Fund, and the Balanced Fund only pays directly a distribution (12b-1) fee of 0.25% of the average daily net assets of the Balanced Fund that are not invested in another Fund. If the expenses of the underlying funds were not included, expenses of the Balanced Fund would be 0.05%.

                               MORE ABOUT RISKS

The Funds have principal investment strategies that come with inherent risks. The following is a list of the principal risks associated with those strategies. Because the Balanced Fund invests in the shares of the Equity Fund and Income Fund, the Balanced Fund will be subject to the risks of those Funds. The following table summarizes the types of risks described below that each Fund may experience:

                                                                         Invest-
                                            Deriv-            Interest    ment
                                 Currency   atives   Credit     Rate      Style
Fund                               Risk      Risk     Risk      Risk      Risk
------------------------------- ---------- -------- -------- ---------- --------
Equity ........................                X        X                   X
Balanced ......................     X          X        X        X          X
Income ........................     X          X        X        X          X
Short-Term Investment .........                X        X        X          X
Small Cap Growth ..............                X        X        X          X
International Equity ..........     X          X        X        X          X
Socially Responsible ..........                X        X                   X


                                 Liquid-            Portfolio   Prepay-   Reinvest-   Turn-   Valua-
                                   ity     Market    Strategy     ment       ment      over    tion
Fund                               Risk     Risk       Risk       Risk       Risk      Risk    Risk
------------------------------- --------- -------- ----------- --------- ----------- ------- -------
Equity ........................     X         X        X
Balanced ......................     X         X        X           X         X                   X
Income ........................     X         X        X           X         X           X       X
Short-Term Investment .........               X        X                                 X       X
Small Cap Growth ..............     X         X        X                                 X       X
International Equity ..........     X         X        X                                         X
Socially Responsible ..........     X         X        X

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), the fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative's original cost.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of a fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, funds with more specific investment styles (such as value or growth) may perform less well than funds that allow greater flexibility in the investment of assets.

Liquidity Risk. A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the fund finds to be favorable. A fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market Risk. For equity securities, stock market movements will affect a fund's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The performance of each fund is in part dependent upon the subadviser's skill in making appropriate investments. To the extent that a subadviser's investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund's strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security's underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund's income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk. The Income Fund and the Small Cap Growth Fund may trade aggressively and thus experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund's effective return.

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

                   TYPES OF INVESTMENTS AND ASSOCIATED RISKS

Shareholders of each of the Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the fund.

The following provides additional information on various types of instruments in which the funds may invest and their associated risks. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund. For a more detailed description of the various types of instruments in which the funds may invest and their associated risks, please see the section entitled "Description of Securities and Risks" in the Statement of Additional Information ("SAI").


Portfolio Holdings. A description of the policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.


ADRS, EDRS and GDRS. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under "Foreign Securities."

Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in foreign securities. Global investing involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund's performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the SAI.

Forward Foreign and Currency Exchange Contracts. The International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts ("forward contracts") up to 15% of the value of its total assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. For a more detailed description of foreign currencies, see the SAI.

High-Yield (High-Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than "Baa" by Moody's or "BBB" by S&P, or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high-yield/high-risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuate more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. As with any other asset in the Fund's portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire's and the subadvisers' credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the SAI.

Illiquid Securities. The Income Fund may invest up to 10% of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets. The Equity Fund and Short-Term Investment Fund may not invest in restricted securities or securities not fully marketable.

Mortgage- and Asset-backed Securities. The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may have to reinvest the proceeds from the securities at a lower rate. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations ("CMOs"). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the SAI.

Options and Futures Contracts. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Funds may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes. For a more detailed description of options and futures contracts and their associated risks, see the SAI.

Securities Lending. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. Each of these Funds may not make such loans in excess of 331/3% of the value of its total assets, including collateral received. Loaned securities involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI.

                                  MANAGEMENT

The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees. As described below, the Board has approved contracts with others to provide certain services to the Funds.

Investment Adviser. Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004 (the "Investment Advisory Agreement"). Wilshire's principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.

Wilshire's duties under the Investment Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. Wilshire also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.

Wilshire selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore Wilshire does not anticipate frequent changes in the subadvisers. Criteria for employment of subadvisers includes, but is not limited to, the subadvisers' philosophy and process, people and organization, resources and performance. Subadvisers may have different investment styles and security selection disciplines.

Wilshire monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular subadvisers.

Pursuant to an exemptive order from the SEC, Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an "affiliated person," as defined in the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire's profitability and will report such impact quarterly.

Each subadviser's fees will be paid by Wilshire out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund's assets allocated to that subadviser by Wilshire, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above. Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to Wilshire. Because Wilshire will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those subadvisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire's benefit and any increase may inure to its detriment. However, Wilshire has voluntarily agreed to waive its fee to the extent any fee reduction is negotiated with a subadviser. Wilshire has also agreed to reimburse the Fund for fees and expenses payable to the Funds' third party administrator, transfer agent and principal underwriter through December 31, 2006. The fees paid to Wilshire by the Funds and the fees paid to the subadvisers by Wilshire are considered by the Board in approving the Funds' advisory and sub-advisory arrangements. Any change in fees paid by a Fund to Wilshire would require shareholder approval.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                           Rate on the        Rate on Aggregate
                                        First $1 Billion         Fund Assets
                                          of Aggregate            in Excess
Fund                                       Fund Assets          of $1 Billion
----                                    ----------------      -----------------
Equity Fund ........................          0.550%                0.450%
Balanced Fund ......................          0.550%*               0.450%*
Income Fund ........................          0.550%                0.450%
Short-Term Investment Fund .........          0.275%                0.175%
Small Cap Growth Fund ..............          1.150%                1.150%
International Equity Fund ..........          1.000%                0.900%
Socially Responsible Fund ..........          0.850%                0.750%

For the fiscal year ended December 31, 2003, Wilshire was entitled to receive a fee based on each Fund's average daily net assets, compounded daily and payable monthly, at the following rates:

Fund                                                                 Rate
----                                                                -------
Equity Fund ....................................................... 0.550%
Balanced Fund ..................................................... 0.550%*
Income Fund ....................................................... 0.550%
Short-Term Investment Fund ........................................ 0.275%
Small Cap Growth Fund ............................................. 1.150%
International Equity Fund ......................................... 1.000%
Socially Responsible Fund ......................................... 0.850%

* The Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in another Fund.


Through consulting and other arrangements similar to the Funds' "manager of managers" approach, Wilshire has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement. As of March 31, 2005, Wilshire's consulting division had approximately 200 clients with approximately $1.2 trillion in assets for which Wilshire provides a variety of services, very often including evaluation, selection and monitoring of investment advisers, as well as negotiating investment advisory contracts for the management of clients' assets.

The Subadvisers. Each subadviser serves pursuant to a subadvisory agreement with Wilshire. Wilshire uses a "manager of managers" approach for the Funds by which Wilshire allocates each Fund's assets among one or more "specialist" subadvisers. The assets of the Equity Fund are managed in part by Bernstein, in part by Mellon Equity and in part by Wellington Management. The assets of the Income Fund are managed by Western Asset, WAML and BlackRock. WAML will manage the Income Fund's assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BlackRock and Mazama serve as the subadvisers for the Small Cap Growth Fund. New Star and the Boston Company serve as the subadvisers for the International Equity Fund. Bernstein serves as the subadviser for the Socially Responsible Fund. Substantially all of the

Balanced Fund's assets are allocated between shares of the Equity Fund and Income Fund. See information on the Equity Fund and Income Fund for the relevant subadvisers of the Balanced Fund.

For Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve a Fund's investment objective, may reallocate the percentage of the Fund's assets overseen by each subadviser at any time.


The Statement of Additional Information provides additional information about each Fund's portfolio managers, including their compensation, other accounts they manage, and their ownership of securities in the Fund they manage.

Alliance is managing its portion of the Equity Fund through Bernstein. Alliance, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of March 31, 2005, totaling approximately $534 billion. Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.


Two managers are primarily responsible for overseeing the Socially Responsible Fund and Bernstein's portion of the Equity Fund.

Marilyn G. Fedak, Executive Vice President and Chief Investment Officer -- U.S. Value Equities at Alliance since October 2, 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford Bernstein since 1993; has managed portfolio investments since 1976; joined Sanford Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School.

Ranji H. Nagaswami, Senior Portfolio Manager and member of the U.S. Value Equity Policy Group and the Risk Investment Policy Group at Alliance since 1999; from 1986 to 1999, Ms. Nagaswami progressed from quantitative analyst to managing director and co-head of U.S. Fixed Income at UBS Brinson and its predecessor firms; bachelor's degree, Bombay University; M.B.A., Yale University; Chartered Financial Analyst.


Mellon Equity, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258, is a Pennsylvania limited liability partnership founded in 1987 and is an affiliate of the Boston Company. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Advisers Act. Mellon Equity has discretionary management authority with respect to approximately $19.95 billion of assets as of March 31, 2005.


Jocelin A. Reed, CFA, Vice President and Portfolio Manager, joined Mellon Equity's staff in 1996. Prior to joining Mellon Equity, Ms. Reed was a Corporate Banking Relationship Manager in Mellon Bank's utilities lending group. In addition, Ms. Reed worked for J.P. Morgan and Deloitte & Touche. She earned her M.B.A. from the Joseph M. Katz School of Business at the University of Pittsburgh, following a B.S. in finance from The Pennsylvania State University. She is a member of the Pittsburgh Society of Financial Analysts and the Association of Investment Management and Research.


Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a registered investment adviser and has approximately $470.4 billion under management as of March 31, 2005.


Matthew E. Megargel, CFA and Senior Vice President of Wellington Management, serves as the portfolio manager for the portion of the Equity Fund's assets managed by Wellington Management. Mr. Megargel began providing investment advice to the Equity Fund on March 1, 1999. Mr. Megargel has been a portfolio manager with Wellington Management since 1991 and has 20 years of professional experience.

He is supported by the U.S. Core Equity team and Wellington Management's 41 global industry analysts, along with specialized fundamental, quantitative, and technical analysts, macroanalysts and traders.


Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management were approximately $157.9 billion as of March 31, 2005. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105.


Western Asset uses a centralized strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for the Short-Term Investment Fund and the Income Fund. Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market. The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market.


WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 155 Bishopsgate, London EC2M 3XG, is a registered investment adviser founded in 1984 by the American Express organization. WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset's U.S. domestic clients' portfolios. WAML has approximately $52.3 billion under management as of March 31, 2005. WAML uses a strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for its portion of the Income Fund.

BlackRock, 40 East 52nd Street, New York, New York 10022, is a subsidiary of PNC Bank and a registered investment adviser. BlackRock has approximately $391 billion under management as of March 31, 2005.


Members of BlackRock's Investment Strategy Group are responsible for the day-to-day management of BlackRock's portion of the Income Fund. BlackRock's Investment Strategy Group includes the following individuals:

Keith Anderson, Managing Director, Chief Investment Officer for Fixed Income, member of Management Committee, co-head of the Fixed Income Operating Committee, Chairman of the Investment Strategy Group and member of the Treasury Borrowing Advisory Committee, is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios at BlackRock. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson earned a B.S. in economics and finance from Nichols College and a M.B.A. in business administration from Rice University.

Scott Amero, Managing Director, co-head of fixed income portfolio management, co-head of taxable credit research and a member of BlackRock's Management Committee and Fixed Income Operating Committee, is a senior strategist and portfolio manager with specific responsibility for overseeing all credit-related fixed income sectors, and the short duration and corporate bond portfolios. Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero earned a B.A. in applied math and economics from Harvard University and an M.B.A. in finance from New York University.

Andrew J. Phillips, Managing Director, portfolio manager and member of the Fixed Income Operating Committee, is primarily responsible for the consistent implementation of investment strategies across all total return accounts with a sector emphasis on mortgage securities. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company. Mr. Phillips earned a B.S. in industrial and labor relations and an M.B.A. in finance, both from Cornell University.

BlackRock's portion of the Small Cap Growth Fund is managed by BlackRock's Small and Mid Cap Growth Team. The team is supported by BlackRock's Small Cap Growth research analysts along with quantitative analysts and traders. The Small and Mid Cap Growth Team includes the following individuals:

Neil D. Wagner, Director, is the Fund's lead portfolio manager. Prior to joining BlackRock in 2002, Mr. Wagner managed small and mid cap growth portfolios at MFS Investment Management since 1998. Mr. Wagner received a B.A. degree, summa cum laude, with high honors in mathematics and physics from Colgate University.

Andrew F. Thut, Vice President and research analyst, is a member of the Small and Mid Cap Growth Team as well as the back-up portfolio manager. Prior to joining BlackRock in 2002, Mr. Thut was an equity analyst at MFS Investment Management since 1998. Prior to joining MFS, Mr. Thut worked in the technology banking group at BT Alex Brown. Mr. Thut earned a B.A. degree in history from Dartmouth College.


Mazama, One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, is a registered investment adviser. Mazama has approximately $5.5 billion under management as of March 31, 2005.

Mazama's portion of the Small Cap Growth Fund is managed by the Small Cap Growth team, which is supported by Mazama's research analysts and traders and includes the following individuals:

Ronald A. Sauer is the senior portfolio manager. Mr. Sauer has over 23 years of investment experience, has been a portfolio manager at Mazama since founding the firm in 1997 and was previously President and Director of Research for Black and Company, Inc., a leading Northwest investment firm.

Steven C. Brink, CFA, is a portfolio manager and is responsible for overseeing research. He has been at Mazama since its founding in 1997 and was previously chief investment officer at U.S. Trust. Mr. Brink has over 26 years of investment experience.

New Star, 1 Knightsbridge Green, London, England SW1X7NE, is a registered investment adviser. New Star had approximately $22 billion in assets under management as of March 31, 2005. Two portfolio managers are responsible for the day-to-day management of New Star's portion of the International Equity Fund.


Tim Bray, Equity Investment Manager, has been with New Star and its predecessor firms since 1985. He was previously with Coutts & Company. Mr. Bray has a BSc from the University of London.


Brian Coffey, Investment Manager, has been with New Star and its predecessor firms since 1988. Mr. Coffey has a BSc from University of London and a BSc from University College Galway.



The Boston Company, One Boston Place, Boston, Massachusetts 02108, is a registered investment adviser founded in 1970. The Boston Company is an indirect, wholly-owned subsidiary of Mellon Financial Corporation and is an affiliate of Mellon Equity. The Boston Company provides investment management services to tax-exempt institutional plan sponsors, endowment trusts and mutual funds. The Boston Company had approximately $49.7 billion in assets under management as of March 31, 2005.


Two portfolio managers are responsible for the day-to-day management of the Boston Company's portion of the International Equity Fund.

D. Kirk Henry, CFA, is Senior Vice President and Director of International Equities. He has been with the Boston Company for nine years and has twenty years of investment experience, including with Cseh International & Associates, Inc., Provident Capital Management, Inc., First Chicago Investment Advisors and Sears Investment Management Company. Mr. Henry has a B.A. from Stanford University and an M.B.A. from the University of Chicago.

Clifford A. Smith, CFA, is Senior Vice President and has been with the Boston Company for five years. Previously he was an analyst for the Corporate Banking Division of Mellon Bank and before that as a project manager for the U.S. Department of Energy. Mr. Smith has a B.S. in Engineering from Pennsylvania State University, an M.S. in Engineering from Princeton University and an M.B.A. from Carnegie Mellon University.

                               DISTRIBUTION PLAN


The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act that provides for a fee of 0.25% or each Fund's average net assets payable to compensate PFPC Distributors, Inc. for distributions and other services provided to shareholders. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by the NASD.


                           PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts. Previously, shares of the Equity Fund were available to the public. While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund's shares is determined on each day the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE (normally 3:00 p.m. Central Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund, less its liabilities.


A purchase is effected at the price based on the next calculation of net asset value per share after receipt of a request. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on Nasdaq are valued at the Nasdaq official closing price. Securities traded over-the-counter (other than on Nasdaq) in the United States are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Funds' adviser, or the Funds' Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.


Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

Redemption of Equity Fund Shares by Existing Public Shareholders -- The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be medallion guaranteed. If certificates are lost, the shareholder will need to submit an Affidavit of Loss form and a Lost Instrument Bond will be required. Documents may be obtained by calling the Transfer Agent at 1-888-200-6796. The cost for this bond must be paid by the shareholder. For redemption and re-registration requests of $50,000 and greater, the signature of each party must be medallion guaranteed. For redemption and re-registration requests of any amount being sent to a payee or address other than that of record, the signature of each party must be medallion guaranteed.

If no certificates have been issued to the shareholder, redemption may be accomplished by signing a written request. The request should be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940, and should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign. Provided the request is received in good form, payment for shares redeemed will be made by the Fund within three business days of the receipt.

Systematic Cash Withdrawal Plan -- When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the "Plan"). A shareholder may receive checks monthly, quarterly, semi-annually or annually in any amount requested, but not less than $25. In determining eligibility for the Plan, the value of a public shareholder's account is determined at the net asset value on the date the Plan request is received in good order. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder's account at the net asset value on the specified date to provide funds for payments under the Plan, thus reducing the shareholder's account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder's account. There is no redemption charge with respect to the shares redeemed from the shareholder's account. A Plan may be terminated upon written request. Shares issued in certificate form are not eligible for participation in the Plan.



Short-Term and Excessive Trading - The Trust and its Funds are designed for long-term investors. The Funds discourage and do not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund's net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. Accordingly, the Funds do not have access to information regarding trading activity by individual contract owners and therefore are unable to monitor individual contract owners for violations of the Funds' policy. The Board has directed Wilshire to seek to have the participating insurance companies monitor the trading activity of the individual contract owners to detect and deter market timing and encourages such insurance companies to take appropriate actions to deter market timing.


                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

     Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.


     Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder's dividend option will be changed to reinvestment. Dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares. When new shares are added to an Equity Fund public shareholder's account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited to the account, the net asset value per share and the total number of shares in the account.

     A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them. Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Equity Fund shares.

     By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so. The tax discussion set forth above is included for general information only. Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

     Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Tax Matters" in the SAI.

                             FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been audited by KPMG LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.


                                  EQUITY FUND


                                                                          Years Ended December 31,
                                                      --------------------------------------------------------------
                                                        2004         2003         2002          2001          2000
                                                      --------     --------     --------      --------      --------
Net Asset Value Beginning of Period ................  $  19.63     $  15.56     $  19.57      $  20.65      $  21.92
Net Investment Income1 .............................      0.26         0.21         0.21          0.21          0.21
Net Realized and Unrealized Gain (Loss)(1)..........      1.73         4.08        (4.01)        (1.08)        (1.23)
                                                      --------     --------     --------      --------      --------
Total Income (Loss) From Investment
 Operations(1) .....................................      1.99         4.29        (3.80)        (0.87)        (1.02)
                                                      --------     --------     --------      --------      --------
Less Distributions From:
Net Investment Income ..............................      0.28         0.22         0.21          0.21          0.25
Net Realized Gains .................................        --         0.00         0.00          0.00          0.00
                                                      --------     --------     --------      --------      --------
Total Distributions ................................      0.28         0.22         0.21          0.21          0.25
                                                      --------     -------      --------       -------       -------
Net Asset Value End of Period ......................  $  21.34     $  19.63     $  15.56      $  19.57      $  20.65
                                                      ========     ========     ========      ========      ========
Total Return (%)(2,3)...............................     10.15%       27.57%      (19.43)%       (4.21)%       (4.64)%
                                                      ========     ========     ========      ========      ========
Net Assets, End of Period (in thousands) ...........  $535,028     $531,511     $449,559      $600,016      $667,731
Ratio of Expenses to Average Net Assets(4) .........      0.87%        0.87%        0.82%         0.82%         0.82%
Ratio of Net Investment Income to Average
 Net Assets(4) .....................................      1.30%        1.17%        1.13%         1.04%         1.05%
Portfolio Turnover Rate ............................     35.44%       43.25%       35.83%        38.13%       116.56%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ..................................      0.91%        0.91%        0.86%         0.87%         0.87%
Ratio of Net Investment Income .....................      1.26%        1.13%        1.09%         0.99%         0.98%


------------

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

                                BALANCED FUND(5)


                                                                               Years Ended December 31,
                                                         -------------------------------------------------------------------
                                                           2004           2003           2002           2001          2000
                                                         --------       --------       --------       --------      --------
Net Asset Value Beginning of Period ................     $  17.02       $  14.52       $  16.34       $  16.76      $  17.27
Net Investment Income(1) ...........................         0.38           0.33           0.43           0.65          0.58
Net Realized and Unrealized Gain (Loss)1 ...........         1.01           2.51          (1.79)         (0.41)        (0.42)
                                                         --------       --------       --------       --------      --------
Total Income (Loss) From Investment
 Operations(1) .....................................         1.39           2.84          (1.36)          0.24          0.16
                                                         --------       --------       --------       --------      --------
Less Distributions From:
Net Investment Income ..............................         0.40           0.34           0.46           0.66          0.67
Net Realized Gains .................................           --           0.00           0.00           0.00          0.00
                                                         --------       --------       --------       --------      --------
Total Distributions ................................         0.46           0.34           0.46           0.66          0.67
                                                         --------        -------       --------       --------      --------
Net Asset Value End of Period ......................     $  17.95       $  17.02       $  14.52       $  16.34      $  16.76
                                                         ========       ========       ========       ========      ========
Total Return (%)(2,3) ..............................         8.18%         19.56%         (8.27)%         1.39%         0.93%
                                                         ========       ========       ========       ========      ========
Net Assets, End of Period (in thousands) ...........     $269,488       $270,261       $240,562       $292,176      $314,728
Ratio of Expenses to Average Net Assets(4) .........         0.04%          0.05%          0.04%          0.05%         0.06%
Ratio of Net Investment Income to Average
 Net Assets(4) .....................................         2.20%          2.14%          2.77%          3.79%         3.38%
Portfolio Turnover Rate ............................         5.96%          9.31%         13.20%          9.81%       120.51%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ..................................         0.04%          0.05%          0.04%          0.05%         0.07%
Ratio of Net Investment Income .....................         2.20%          2.14%          2.77%          3.79%         3.37%


------------


(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.
(5) Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure. The ratio of expenses does not include expenses of the underlying funds.

                                  INCOME FUND


                                                                              Years Ended December 31,
                                                         -------------------------------------------------------------------
                                                           2004           2003           2002           2001           2000
                                                         --------       --------       --------       --------      --------
Net Asset Value Beginning of Period ................     $  12.26       $  12.43       $  12.30       $  12.39      $  12.24
Net Investment Income1 .............................         0.41           0.55           0.69           0.78          0.82
Net Realized and Unrealized Gain (Loss)(1) .........         0.19           0.35           0.42           0.33          0.27
                                                         --------       --------       --------       --------      --------
Total Income (Loss) From Investment
 Operations(1) .....................................         0.60           0.90           1.11           1.11          1.09
                                                         --------       --------       --------       --------      --------
Less Distributions From:
Net Investment Income ..............................         0.47           0.33           0.57           0.85          0.94
Net Realized Gains .................................         0.23           0.74           0.41           0.35            --
                                                         --------       --------       --------       --------      --------
Total Distributions ................................         0.70           1.07           0.98           1.20          0.94
                                                         --------       --------       --------       --------      --------
Net Asset Value End of Period ......................     $  12.16       $  12.26       $  12.43       $  12.30      $  12.39
                                                         ========       ========       ========       ========      ========
Total Return (%)(2,3) ..............................         4.94%          7.25%          9.20%          8.88%         8.89%
                                                         ========       ========       ========       ========      ========
Net Assets End of Period (in thousands) ............     $127,557       $125,148       $114,935       $126,045      $137,184
Ratio of Expenses to Average Net Assets(4) .........         0.91%          0.89%          0.85%          0.81%         0.88%
Ratio of Net Investment Income to Average
 Net Assets(4) .....................................         3.25%          4.25%          5.41%          5.96%         7.02%
Portfolio Turnover Rate ............................       594.73%        482.33%        315.70%        348.18%       422.38%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ..................................         0.93%          0.93%          0.90%          0.88%         0.92%
Ratio of Net Investment Income .....................         3.23%          4.21%          5.36%          5.89%         6.98%


------------

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credit on asset balances.

                          SHORT-TERM INVESTMENT FUND



                                                                         Years Ended December 31,
                                                      --------------------------------------------------------------
                                                        2004          2003          2002          2001         2000
                                                      -------       -------       -------       -------       ------
Net Asset Value Beginning of Period ..............    $ 10.10       $ 10.09       $ 10.08       $  9.92       $ 9.89
Net Investment Income (Loss)(1) ..................       0.13          0.12          0.18          0.39         0.57
Net Realized and Unrealized Gain (Loss)(1) .......      (0.01)        (0.02)        (0.01)         0.12         0.01
                                                      -------       -------       -------       -------       ------
Total Income (Loss) From Investment
 Operations(1) ...................................       0.12          0.10          0.17          0.51         0.58
                                                      -------       -------       -------       -------       ------
Less Distributions From:
Net Investment Income ............................       0.11          0.09          0.16          0.33         0.55
Net Realized Gains ...............................         --          0.00          0.00          0.02         0.00
                                                      -------       -------       -------       -------       ------
Total Distributions ..............................       0.11          0.09          0.16          0.35         0.55
                                                      -------       -------       -------       -------       ------
Net Asset Value End of Period ....................    $ 10.11       $ 10.10       $ 10.09       $ 10.08       $ 9.92
                                                      =======       =======       =======       =======       ======
Total Return(2,3) ................................       1.22%         1.03%         1.72%         5.17%        5.81%
                                                      =======       =======       =======       =======       ======
Net Assets, End of Period (in thousands) .........    $ 3,182       $ 4,843       $ 4,183       $ 2,796       $1,982
Ratio of Expenses to Average Net Assets(4) .......       0.17%         0.17%         0.33%          0.33%       0.49%
Ratio of Net Investment Income to Average
 Net Asssets(4)...................................       1.19%         1.16%         1.76%         4.20%        5.62%
Portfolio Turnover Rate ..........................       0.00%         0.00%         0.00%         0.00%        0.00%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ................................       1.11%         1.07%         1.16%         1.36%        1.81%
Ratio of Net Investment Income ...................       0.25%         0.18%         0.93%         3.17%        4.30%


------------

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

                             SMALL CAP GROWTH FUND



                                                                           Years Ended December 31,
                                                       ---------------------------------------------------------------
                                                         2004         2003          2002          2001          2000
                                                       -------      --------      --------      --------      --------
Net Asset Value Beginning of Period ................   $ 11.81      $   7.43      $  12.15      $  17.31      $  19.76
Net Investment Income (Loss)(1) ....................     (0.16)        (0.14)        (0.15)        (0.12)        (0.12)
Net Realized and Unrealized Gain (Loss)(1) .........      0.68          4.52         (4.57)        (5.04)        (2.03)
                                                       -------      --------      --------      --------      --------
Total Income (Loss) From Investment
 Operations(1) .....................................      0.52          4.38         (4.72)        (5.16)        (2.15)
                                                       -------      --------      --------      --------      --------
Less Distributions From:
Net Investment Income ..............................      0.00          0.00          0.00          0.00          0.00
Net Realized Gains .................................      0.00          0.00          0.00          0.00          0.30
                                                       -------      --------      --------      --------      --------
Total Distributions ................................      0.00          0.00          0.00          0.00          0.30
                                                       -------      --------      --------      --------      --------
Net Asset Value End of Period ......................   $ 12.33      $  11.81      $   7.43      $  12.15      $  17.31
                                                       =======      ========      ========      ========      ========
Total Return(2,3) ..................................      4.40%        58.95%       (38.93)%      (29.81)%      (10.84)%
                                                       =======      ========      ========      ========      ========
Net Assets End of Period (in thousands) ............   $56,286      $ 57,193      $ 34,768      $ 58,437      $ 83,597
Ratio of Expenses to Average Net Assets(4) .........      1.58%         1.66%         1.66%         1.54%         1.50%
Ratio of Net Investment Income to Average
 Net Assets(4) .....................................     (1.38)%       (1.52)%       (1.61)%        1.14%        (0.57)%
Portfolio Turnover Rate ............................     95.98%       205.59%       234.03%       318.83%       233.11%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ..................................      1.77%         1.79%         1.82%         1.71%         1.67%
Ratio of Net Investment Income .....................     (1.57)%       (1.65)%       (1.77)%        1.31%        (0.74)%


------------

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

                           INTERNATIONAL EQUITY FUND



                                                                               Years Ended December 31,
                                                        ------------------------------------------------------------------
                                                          2004           2003          2002           2001           2000
                                                        -------        -------       -------        -------        -------
Net Asset Value Beginning of Period ................    $ 10.91        $  8.30       $ 10.52        $ 14.27        $ 17.52
Net Investment Income (Loss)(1) ....................       0.03           0.05         (0.01)            --           0.03
Net Realized and Unrealized Gain (Loss)(1) .........       1.13           2.64         (2.21)         (3.75)         (3.10)
                                                        -------        -------       -------        -------        -------
Total Income (Loss) From Investment
 Operations(1) .....................................       1.16           2.69         (2.22)         (3.75)         (3.07)
                                                        -------        -------       -------        -------        -------
Less Distributions From:
Net Investment Income ..............................       0.16           0.08          0.00           0.00           0.00
Net Realized Gains .................................         --          0.00           0.00           0.00           0.18
                                                        --------       -------       -------        -------        -------
Total Distributions ................................       0.16           0.08          0.00           0.00           0.18
                                                        --------       -------       -------        -------        -------
Net Asset Value End of Period ......................    $ 11.91        $ 10.91       $  8.30        $ 10.52        $ 14.27
                                                        ========       =======       =======        =======        =======
Total Return (%)(2,3) ..............................      10.61%         32.49%       (20.99)%       (26.35)%       (17.51)%
                                                        ========       =======       =======        =======        =======
Net Assets, End of Period (in thousands) ...........    $39,276        $35,741       $26,286        $33,544        $42,689
Ratio of Expenses to Average Net Assets(4) .........       1.55%          1.46%         1.58%          1.53%          1.47%
Ratio of Net Investment Income to Average
 Net Assets(4) .....................................       0.26%          0.59%        (0.08)%         0.00%          0.18%
Portfolio Turnover Rate ............................     161.16%         68.48%       139.45%        103.42%         69.30%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ..................................       1.60%          1.51%         1.62%          1.54%          1.51%
Ratio of Net Investment Income .....................       0.21%          0.54%        (0.12)%        (0.01)%         0.14%


------------

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

                           SOCIALLY RESPONSIBLE FUND



                                                                             Years Ended December 31,
                                                         -----------------------------------------------------------------
                                                           2004          2003          2002            2001         2000
                                                         -------       -------       --------        -------       -------
Net Asset Value Beginning of Period ................     $ 13.79       $ 10.87       $  12.75        $ 14.11       $ 13.81
Net Investment Income (Loss)(1) ....................        0.19          0.17           0.16           0.14          0.13
Net Realized and Unrealized Gain (Loss)(1) .........        1.64          2.92          (1.88)         (1.17)         1.07
                                                         -------       -------       --------        -------       -------
Total Income (Loss) From Investment
 Operations(1) .....................................        1.83          3.09          (1.72)         (1.03)         1.20
                                                         -------       -------       --------        -------       -------
Less Distributions From:
Net Investment Income ..............................        0.20          0.17           0.16           0.14          0.14
Net Realized Gains .................................          --            --             --           0.19          0.76
                                                         -------       -------       --------        -------       -------
Total Distributions ................................        0.20          0.17           0.16           0.33          0.90
                                                         -------       -------       --------        -------       -------
Net Asset Value End of Period ......................     $ 15.42       $ 13.79       $  10.87        $ 12.75       $ 14.11
                                                         =======       =======       ========        =======       =======
Total Return(2,3) ..................................       13.30%        28.45%        (13.48)%        (7.30)%        8.79%
                                                         =======       =======       ========        =======       =======
Net Assets End of Period (in thousands) ............     $80,336       $73,965       $ 58,960        $71,644       $76,011
Ratio of Expenses to Average Net Assets(4) .........        1.01%         1.03%          0.99%          1.04%         1.07%
Ratio of Net Investment Income to Average
 Net Assets(4) .....................................        1.35%         1.39%          1.35%          1.05%         0.96%
Portfolio Turnover Rate ............................       31.58%        36.67%         27.34%        141.96%        99.11%
Ratio to Average Net Assets Before
 Waived and Reimbursed Expenses:
Ratio of Expenses ..................................        1.21%         1.22%          1.19%          1.20%         1.20%
Ratio of Net Investment Income .....................        1.15%         1.20%          1.15%          0.89%         0.83%


------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.
(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.
(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

                               OTHER INFORMATION

PUBLIC SHAREHOLDER COMMUNICATIONS
---------------------------------

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notice of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

RATINGS OF DEBT OBLIGATIONS
---------------------------

                                  Moody's Investors               Standard & Poor's
Definition                          Service, Inc.                   Ratings Group
----------                  -----------------------------   ------------------------------
Long-Term Highest Quality      Aaa                          AAA
High quality                   Aa                           AA
Upper medium grade             A                            A
Medium grade                   Baa                          BBB
Low Grade                      Ba                           BB
Speculative                    B                            B
Submarginal                    Caa, CA, C                   CCC, CC, C
Probably in default            D                            D

                                       Moody's                            S&P
                            -----------------------------   ------------------------------
Short-Term                  MIG1/VMIG1 Best Quality         SP-1+ Very Strong Quality
MIG2/VMIG2 High Quality     SP-1 Strong Quality
                            MIG3/VMIG3 Favorable Quality    SP-2 Satisfactory Grade
                            SG Speculative Grade            SP-3 Speculative grade
Commercial Paper            P-1 Superior quality            A-1+ Extremely strong quality
                            A-1 Strong quality
                            P-2 Strong quality              A-2 Satisfactory quality
                            P-3 Acceptable quality          A-3 Adequate quality
                            B Speculative quality
                            Not Prime                       C Doubtful quality

SHAREHOLDERS' INQUIRIES
-----------------------

For questions concerning investments in the Funds through your variable annuity contract, call your insurance company.

Equity Fund public shareholders may contact the Equity Fund by mail at Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

ADDITIONAL INFORMATION
----------------------

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to Shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The financial statements included in the Funds' annual reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To receive, without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the Statement of Additional Information for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796.

   Wilshire Variable Insurance Trust
   760 Moore Road
   King of Prussia, Pennsylvania 19406


The Funds' annual and semi-annual reports and SAI are not available on a fund website since the Funds do not have a website.

Information about the funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

                       STATEMENT OF ADDITIONAL INFORMATION

                        WILSHIRE VARIABLE INSURANCE TRUST


                                   May 2, 2005

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus, dated May 2, 2005, as supplemented from time to time. The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 2004, and the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 2004. Copies of the Prospectus and the Funds' financial statements may be obtained by writing to the Wilshire Variable Insurance Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by telephoning 1-888-200-6796.


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
The Trust and the Funds.................................................    B-1
Additional Investment Policies..........................................    B-2
Investment Restrictions.................................................    B-4
Description of Securities and Risks.....................................    B-8
Management of the Funds.................................................    B-31
Investment Advisory Agreements..........................................    B-36
Brokerage Allocation....................................................    B-44
Distributor.............................................................    B-46
Other Services..........................................................    B-47
Voting Rights...........................................................    B-50
Purchase, Redemption and Pricing of Fund Shares.........................    B-50
Tax Matters.............................................................    B-51
Control Persons and Principal Holders of Securities.....................    B-54
General Information.....................................................    B-56
Financial Statements....................................................    B-56
Appendix A Description of Commercial Paper and Bond Ratings.............    A-1


                             THE TRUST AND THE FUNDS

The Wilshire Variable Insurance Trust (the "Trust") is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and is made up of a series of portfolios (the "Funds"). The Declaration of Trust permits the Trust to offer shares of separate funds. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.


The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. The Adviser has entered into agreements with Alliance Capital Management, L.P. ("Alliance") acting through its Bernstein Investment Research and Management unit ("Bernstein"), Mellon Equity Associates, LLP ("Mellon Equity") and Wellington Management Company, LLP ("Wellington Management") to act as subadvisers for the Equity Fund, with Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("WAML"), and BlackRock Financial Management, Inc.("BlackRock") to act as the subadvisers for the Income Fund, with Western Asset to act as the subadviser for the Short-Term Investment Fund, with BlackRock and Mazama Capital Management, Inc. ("Mazama") to act as the subadvisers for the Small Cap Growth Fund, with New Star Institutional Managers Limited ("New Star") and The Boston Company Asset Management, LLC (the "Boston Company") to act as the subadvisers for the International Equity Fund and with Bernstein to act as the subadvisers for the Socially Responsible Fund. Under the fund of funds structure the Adviser allocates the Balanced Fund's assets between the Equity Fund and Income Fund.


The investment objectives and policies of each Fund are described in the prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the objectives of the Funds will be realized.

Each Fund seeks to attain its objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that, along with its objective, may be changed only with the approval of a "majority of the outstanding shares of a Fund" as defined in the 1940 Act.

                         ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Trust's Prospectus.

EQUITY FUND. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the "1933 Act") or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, Fund management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities. Debt securities must be rated within the four highest ratings as determined by Moody's Investors Service, Inc. ("Moody's") or by Standard and Poor's Corporation ("S&P") except that up to 10% of the Fund's assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody's or S&P.

INCOME FUND. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.


During the past five years, the Income Fund's portfolio turnover rates have been in excess of 300%, due to the subadviser's trading in mortgage TBAs (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (MBS) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund's portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing out on any liquidity.


SHORT-TERM INVESTMENT FUND. The Short-Term Investment Fund will not invest in securities subject to restriction on disposition under the 1933 Act nor purchase securities not freely marketable. The Short-Term Investment Fund intends generally to purchase securities that mature within one year, but will not purchase securities with maturities that exceed two years except for securities subject to repurchase agreements and reverse repurchase agreements.

SMALL CAP GROWTH FUND. During the four years ended December 31, 2003 the Small Cap Growth Fund had high portfolio turnover rates in excess of 200%. The high turnover rates are primarily due to the extreme volatility in the market as the subadvisers used individual security price fluctuations as opportunities to buy or sell. The high turnover rate in 2003 was due in part to the addition of a new subadviser.


INTERNATIONAL EQUITY FUND. The International Equity Fund may engage in so-called "strategic transactions" as described in the prospectus under the heading "Types of Investments and Associated Risks" and below in the SAI under the heading "Description of Securities and Risks - Strategic Transactions and Derivatives."

SOCIALLY RESPONSIBLE FUND. The Socially Responsible Fund may engage in so-called "strategic transactions" as described in the prospectus under the heading "Types of Investments and Associated Risks" and below in the SAI under the heading "Description of Securities and Risks - Strategic Transactions and Derivatives."

                             INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which, along with each Fund's objective, cannot be changed without the approval of a "majority of the outstanding voting securities." A "majority of the outstanding voting securities" of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each may not:

(1) purchase securities other than the securities in which a Fund is authorized to invest;

(2) issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund's portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days;

(4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

(5) write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(6) purchase securities on margin or sell any securities short;

(7) invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund's officers and directors together would own more than 5% of the securities of that issuer;

(8) purchase any securities that would cause more than 25% of the value of a Fund's total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers' acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(9) invest more than 5% of the value of the Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(10) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund's shares are registered for sale in certain states) of the value of the Fund's total assets but only to secure borrowings for temporary or emergency purposes;

(11) purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts;

(12) invest in companies for the purpose of exercising control; or

(13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 11 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Short-Term Investment Fund each may not:

(14) underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called "restricted securities") or purchase securities not freely marketable.

The Balanced Fund and Income Fund each may not:

(15) Underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6) issue any senior security except to the extent permitted under the 1940 Act.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Funds are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

(3) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or 'when distributed" securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following nonfundamental investment policies, which may be changed by the Board of Trustees.

         The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

         The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

         The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

         The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.


                       DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund's description in the Prospectus and each Fund's fundamental and nonfundamental investment policies. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The Equity Fund, Income Fund and Short-Term Investment Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are agreements under which a Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve United States Government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in United States Government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Each Fund may borrow through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds' total net assets at the time of initiation. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets. In addition, whenever borrowings exceed 5% of a Fund's total assets, these Funds will not make any additional investments. For the Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund's total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will repay all borrowings before making additional investments.

HIGH-YIELD (HIGH-RISK) SECURITIES. To the extent the Income Fund can invest in high-yield (high-risk) securities, the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as "C" by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or by Fitch Ratings ("Fitch"); (ii) commercial paper rated as low as "C" by S&P, "Not Prime" by Moody's, or "Fitch 4" by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund's net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in "Liquidity and Valuation"), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers' credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Income Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund's net asset value and ability to dispose of particular securities, when necessary to meet a fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

WARRANTS. Each Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund's investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund will not invest more than 5% of their respective net assets in warrants.

RIGHTS OFFERINGS. The Small Cap Growth Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights' expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (PERCS) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company's common stock. However, the terms of PERCS limit an investor's ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

FOREIGN SECURITIES. The Income Fund and International Equity Fund may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Small Cap Growth Fund and International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "Euro" used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund's adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

STRATEGIC TRANSACTIONS AND DERIVATIVES. The Income Fund, International Equity Fund and Socially Responsible Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the subadviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. To the extent consistent with their respective investment objectives, the Small Cap Growth Fund, International Equity Fund and Socially

Responsible Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income. The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

GENERAL CHARACTERISTICS OF FUTURES. To the extent consistent with their respective investment objectives, the Equity Fund, Small Cap Growth Fund, International Equity Fund and

Socially Responsible Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act's borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

EURODOLLAR INSTRUMENTS. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high-grade assets to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid high-grade assets equal to the exercise price.

Except when the Funds enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAX STATUS").

VARIABLE AND FLOATING RATE INSTRUMENTS. The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Short-Term Investment Fund, Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MORTGAGE-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities ("Mortgage Assets"). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ASSET-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations are direct obligations of the U.S. Government and are supported by the full faith and credit of the U.S. Government. U.S. Government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. Government; others are backed by the agency's right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. Government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. Government Obligations which the Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

LEASE OBLIGATIONS. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract ("Lease Obligations"). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

COMMERCIAL PAPER. The Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody's or, when deemed advisable by the Fund's adviser or subadviser, "high quality" issues rated A-2 or Prime-2 by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Funds includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

INVESTMENT GRADE DEBT OBLIGATIONS. The Equity Fund, Income Fund and Short-Term Investment Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may enter into "when-issued" and "forward" commitments, including, for the Small Cap Growth Fund only, "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser's opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRs). The Socially Responsible Fund may, consistent with its investment objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows, trading or reducing costs.

Investment Companies. In connection with the management of its daily cash position, the Small Cap Growth Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

                             MANAGEMENT OF THE FUNDS

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

                             NON-INTERESTED TRUSTEES


----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                 TERM OF                             PORTFOLIOS IN
                                               OFFICE AND          PRINCIPAL         FUND COMPLEX          OTHER
                               POSITION(S)      LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE          HELD WITH FUND   TIME SERVED(1)     PAST 5 YEARS          DIRECTOR      HELD BY DIRECTOR
---------------------------- --------------- -------------- ---------------------- ---------------- ------------------
Roger A. Formisano, 56       Trustee         Since 2002     Professor of                  7         Integrity Mutual
                                                            Executive Education,                    Insurance Company
                                                            UW-Madison School of
                                                            Business; Principal,
                                                            R.A. Formisano  &
                                                            Company, LLC;
                                                            Executive Vice
                                                            President and Chief
                                                            Operating Officer,
                                                            United Wisconsin
                                                            Services, Inc.
                                                            (1992-1999)
----------------------------------------------------------------------------------------------------------------------
Cynthia A. Hargadon, 48      Trustee         Since 2004     Senior Consultant,            7         Wilshire Mutual
                                                            SPG & Associates                        Funds, Inc. (5
                                                            (consulting firm)(since                 portfolios);
                                                            May 2002); President,                   Allmerica
                                                            Potomac Asset                           Investment Trust
                                                            Management (May 2000 to                 (9 portfolios)
                                                            May 2002); Director of
                                                            Investments, National
                                                            Automobile Dealers
                                                            Association (July 1998
                                                            to May 2000)
----------------------------------------------------------------------------------------------------------------------
Richard A. Holt, 63(2)       Trustee         Since 1998     Retired; formerly             7                N/A
                                                            Senior Relationship
                                                            Manager, Scudder
                                                            Insurance Asset
                                                            Management
----------------------------------------------------------------------------------------------------------------------
Harriet A. Russell, 63       Trustee         Since 1996;    Vice President, Cincinnati    7         Greater
                                             Trustee of     Board of Education;                     Cincinnati
                                             Predecessor    President, Greater                      Credit Union
                                             Funds from     Cincinnati Credit                       Board
                                             1974 to 1983   Union; formerly
                                             and 1992 to    teacher, Walnut
                                             1996           Hills High School
----------------------------------------------------------------------------------------------------------------------
George J. Zock, 54           Trustee and     Since 1996;    Consultant, Horace            7                N/A
                             Chairman        Trustee of     Mann Service Corporation;
                                             Predecessor    Formerly Executive Vice
                                             Funds from     President, Horace Mann
                                             1995 to 1996   Life Insurance Company
                                                            and Horace Mann Service
                                                            Corporation (1997 to 2003);
                                                            Formerly held positions
                                                            with Horace Mann Educators
                                                            Corporation and its
                                                            subsidiaries

                         INTERESTED TRUSTEE AND OFFICERS


----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                 TERM OF                             PORTFOLIOS IN
                                               OFFICE AND          PRINCIPAL         FUND COMPLEX           OTHER
                               POSITION(S)      LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY       DIRECTORSHIPS
       NAME AND AGE          HELD WITH FUND   TIME SERVED(1)     PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
---------------------------- --------------- -------------- ---------------------- ---------------- --------------------
Lawrence Davanzo, 52(3)      Trustee,         Since 2005     Senior Managing Director,     7               Wilshire
                             President                       Wilshire Associates Inc.                      Associates
                                                             (since 2004); Managing                        Inc.; Wilshire
                                                             Director, Guggenheim                          Mutual Funds, Inc.
                                                             Partners (August 2004 to                      (5 portfolios)
                                                             October 2004); Independent
                                                             Investor (August 2001 to
                                                             August 2004); President,
                                                             InvestorForce Securities
                                                             (February 2000 to August
                                                             2001); Managing Director
                                                             and Founder, Asset
                                                             Strategy Consultants
                                                             (investment consulting
                                                             firm) (February 1991 to
                                                             February 2000)



----------------------------------------------------------------------------------------------------------------------
Alex Chaloff, 34             Treasurer         Since          Managing Director
                                               2004           (since 2005), Vice
                                                              President (2002 to
                                                              2004), Senior
                                                              Associate (2001 to
                                                              2002), Wilshire
                                                              Associates, Inc.;
                                                              Director of Product
                                                              Development,
                                                              Investec Asset
                                                              Management (2000 to
                                                              2001); Client
                                                              Manager (1997 to
                                                              1999) and Accounting
                                                              Supervisor and
                                                              Manager (1994 to
                                                              1997), Investors
                                                              Bank & Trust Company

Helen Thompson, 37           Chief Compliance  Since          Vice President,
                             Officer and       2004           Wilshire Associates,
                             Secretary                        Inc. (since 2003);
                                                              Associate Director,
                                                              First Quadrant, L.P.
                                                              (2001 to 2003);
                                                              Chief Investment
                                                              Accountant,
                                                              Financial
                                                              Controller, Company
                                                              Secretary, Associate
                                                              Director, Compliance
                                                              Officer (1996 to
                                                              2003), First
                                                              Quadrant Limited
--------------------------------------------------------------------------------------------------------------------------


----------------
(1) Each Trustee serves until the next shareholders' meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust's Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.


(2) Mr. Holt employs Bernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

(3) Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

BOARD OF TRUSTEES

Under the Trust's Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust's business and affairs. The Board is currently comprised of six trustees, five of whom are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." The Board has three standing committees - an Audit Committee, a Nominating Committee and a Valuation Committee.

The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman), Holt, and Zock and Mses. Hargadon and Russell. The Audit Committee held two meetings in 2004.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman), Formisano, and Holt and Mses. Hargadon and Russell. The Nominating Committee held two meetings in 2004. Pursuant to the Trust's Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities. The members of the Valuation Committee, all of whom are independent trustees (except for Mr. Napoli), include Messrs. Holt (Chairman), Napoli, Zock, and Formisano (alternate) and Mess. Hargadon (alternate) and Russell (alternate). The Valuation Committee held one meeting in 2004.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust pays each Independent Trustee a $5,000 annual retainer, $1,500 for each Board meeting, a $2000 annual committee retainer and a $2,000 annual Committee chairperson retainer.


COMPENSATION TABLE

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2004 by the current trustees entitled to receive compensation from the Trust.


                     Aggregate         Pension Retirement       Estimated Annual    Total
                     Compensation      Benefits Accrued as      Benefits Upon       Compensation
     Trustee         From the Trust    Part of Fund Expenses    Retirement          from the Trust
--------------------------------------------------------------------------------------------------
Roger A Formisano    $14,000                  N/A                   N/A             $14,000
Cynthia A. Hargadon    3,250                  N/A                   N/A               3,250
Richard A. Holt       14,000                  N/A                   N/A              14,000
Harriet A. Russell    12,000                  N/A                   N/A              12,000
George J. Zock         3,750                  N/A                   N/A               3,750


----------------

(1) Ms. Hargadon was elected to the Board of Trustees effective September 30, 2004.


(2) Mr. Zock was not entitled to receive compensation from the Trust until September 30, 2004 because he is an employee of an affiliate of the Trust's former adminstrator.



TRUSTEES' HOLDINGS OF FUND SHARES The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2003, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of December 31, 2004.

                        AGGREGATE DOLLAR RANGE OF TRUST SHARES OWNED
                        --------------------------------------------

                            INTERESTED
                              TRUSTEE                              NON-INTERESTED TRUSTEES
                          --------------- ------------------------------------------------------------------------------
=======================   =============== =============== ============= ============ =============== ===================
                          Lawrence        Roger A.        Cynthia A.      Richard A.    Harriet A.   George J.
Name of Fund              Davanzo         Formisano       Hargadon        Holt          Russell      Zock
=======================   =============== =============== ============= ============ =============== ===================
Equity Fund               None            None            None            None          None         $10,001-$50,000
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
Balanced Fund             None            None            None            None          None         $10,001-$50,000
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
Income Fund               None            None            None            None          None         None
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
Short-Term Investment     None            None            None            None          None         None
Fund
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
Small Cap Growth Fund     None            None            None            None          None         $50,001-$100,000
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
International Equity      None            None            None            None          None         $10,001-$50,000
Fund
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
Socially Responsible      None            None            None            None          None         $10,001-$50,000
Fund
-----------------------   --------------- --------------- ------------- ------------ --------------- -------------------
AGGREGATE DOLLAR RANGE    None            None            None            None          None         Over $100,000
=======================   =============== =============== ============= ============ =============== ===================


As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund. Trustees and officers do not directly own any shares of the Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund or Socially Responsible Fund; however, they may invest indirectly in the Equity Fund, Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund and/or Socially Responsible Fund through annuity contracts issued by Horace Mann Life Insurance Company and the 401(k) plan of Horace Mann Service Corporation of which no one person beneficially owns more than 1%.

                         INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT. As stated in the Prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004 (the "Investment Advisory Agreement"). The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser. The Adviser's duties under the Investment Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers' philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser's fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

The Investment Advisory Agreement continues in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders of the Fund or the Board of Trustees. The agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate the agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. The agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                           RATE ON THE      RATE ON AGGREGATE
                                        FIRST $1 BILLION       FUND ASSETS
                                          OF AGGREGATE          IN EXCESS
         FUND                              FUND ASSETS        OF $1 BILLION
         ----                              -----------        -------------
       Equity Fund ........................  0.550%              0.450%
       Balanced Fund ......................  0.550%*             0.450%
       Income Fund ........................  0.550%              0.450%
       Short-Term Investment Fund .........  0.275%              0.175%
       Small Cap Growth Fund ..............  1.150%              1.150%
       International Equity Fund ..........  1.000%              0.900%
       Socially Responsible Fund ..........  0.850%              0.750%

------------

* As discussed in the Prospectus, the Balanced Fund operates under a fund of funds structure, primarily investing in shares of the Equity Fund and the Income Fund. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in another Fund.

Wilshire has contractually agreed to reimburse the Funds for their third party service provider expenses through December 31, 2006.


For the fiscal year ended December 31, 2002, the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid the Adviser $2,083,473, $0.00, $488,397, $4,549, $499,237, $255,462 and $461,789, respectively. The Adviser paid the subadvisers $1,114,151, $244,136, $4,658, $377,294, $197,112 and $230,791, with respect to the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

For the fiscal year ended December 31, 2003, the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid the Adviser $1,902,466, $0.00, $475,811, $4,704, $504,618, $246,995 and $446,684 respectively. The Adviser paid the subadvisers $1,021,152, $247,158, $4,682, $372,708, $189,076 and $223,512
with respect to the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

For the fiscal year ended December 31, 2004, the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid the Adviser $2,091,494 (of which the Adviser waived $185,306), $0 (due to the Adviser waiving $11,927), $526,809 (of which the Adviser waived $31,387), $0, $535,092 (of which the Adviser waived $101,514), $305,469 (of which the Adviser waived $17,868) and $409,621 (of which the Adviser waived $148,675). The Adviser paid the subadvisers $1,114,747, $287,425, $4,104, $452,357, $236,471 and $264,495 with respect to the Equity
Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.


SUBADVISERS. Each of the Investment Subadvisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Each of the Investment Subadvisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

For the services provided pursuant to the Investment Subadvisory Agreements, the Adviser pays the subadvisers a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

     FUND                                  RATE
     Equity Fund.......................    0.20%-0.325% on the first $50 million
                                           0.20%-0.275% on the next $150 million
                                           0.20%-0.225% on the next $300 million
                                           0.175%-0.20% on the balance
     Balanced Fund.....................    *
     Income Fund.......................    0.20%
     Short-Term Investment Fund........    0.125% on the first $100 million
                                           0.100% on the next $100 million
                                           0.75% on the balance
     Small Cap Growth Fund.............    0.75%-1.00% on the first $25 million
                                           0.75% on the balance

     International Equity Fund.........    0.65% on the first $40 million
                                           0.60%-0.65% on the next $10 million
                                           0.45%-0.60% on the next $50 million
                                           0.40%-0.45% on the balance

     Socially Responsible Fund.........    0.35%

* Due to the Balanced Fund's fund of funds structure, the subadvisers are not paid for managing the Balanced Fund.

The following information supplements the information regarding certain subadvisers in the Funds' Prospectus:


Alliance, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. At March 31, 2005, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 31.9% of the Alliance Capital Units. AXA Financial was the beneficial owner of approximately 60.2% of the outstanding Alliance Capital Units at March 31, 2005 (including those held indirectly through its ownership of 1.8% of the outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.2% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.


Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity Associates, LLP. MMIP, Inc. is a wholly owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Financial Corporation.


Marilyn G. Fedak and Ranji H. Nagaswami, portfolio managers of the Socially Responsible Fund and Alliance Capital's portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------       ---------------      ----------------         ----------------
Registered investment companies    7          $   665,000,000             0                              0

Other pooled investment            2          $   240,000,000             0                              0
vehicles

Other advisory accounts          344          $10,625,000,000             1                   $636,000,000

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. Alliance Capital recognizes that conflicts of interest are inherent in its business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, Alliance Capital places the interests of its clients first and expects all of its employees to live up to its fiduciary duty.

Alliance Capital has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities also owned by, or bought or sold for clients. Alliance Capital permits its employees to engage in personal securities transactions. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

The investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance Capital has compliance policies and oversight to manage these conflicts.

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance Capital could share in investment gains. As referenced above, Alliance Capital has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Alliance Capital's compensation program for investment professionals (which include portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for Alliance Capital's clients.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance Capital's Profit Sharing/401(k) Plan. Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employement. Investment options under the deferred awards plan include many of the same AllianceBerstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance Capital's clients and mutual fund shareholders. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; particpation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance Capital's leadership criteria.

As of December 31, 2004, Ms. Fedak and Mr. Nagaswami beneficially owned no securities of the Equity Fund or the Socially Responsible Fund.

Jocelin A. Reed, portfolio manager of Mellon Equity's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------        --------------      ----------------         ----------------
Registered investment companies    3           $  460,778,260            0                        0

Other pooled investment            1           $   36,272,236            0                        0
vehicles

Other advisory accounts           19           $1,194,412,129            0                        0

Mellon Equity has represented that there are no material conflicts of interest that may arise in connection with the portfolio manager's management of the Equity Fund's investments and the investments of other accounts managed by Mellon Equity.

Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.

As of December 31, 2004, Ms. Reed beneficially owned no securities of the Fund.

Matthew E. Megargel, portfolio manager of Wellington Management's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------        --------------      ----------------         ----------------
Registered investment companies    19          $5,332,400,000           0                                0

Other pooled investment            15          $1,036,900,000           0                                0
vehicles

Other advisory accounts            33          $2,824,400,000           4                     $358,000,000

Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Mr. Megargel manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. Mr. Megargel makes investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, Mr. Megargel may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Mr. Megargel or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Mr. Megargel may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by Mr. Megargel.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Mr. Megargel. Although Wellington Management does not track the time Mr. Megargel spends on a single portfolio, Wellington Management does periodically assess whether an Mr. Megargel has adequate time and resources to effectively manage the Mr. Megargel various client mandates.

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and Wilshire on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2004.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of Mr. Megargel includes a base salary and incentive components. The base salary for Mr. Megargel who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. Mr. Megargel is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Mr. Megargel's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund compared to the Lipper Large Cap Core Index (50%)/S&P 500 Index (50%) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by Mr. Megargel, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Mr. Megargel may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is eligible to participate in a partner-funded retirement plan. Mr. Megargel is a partner of the firm.

As of December 31, 2004, Mr. Megargel beneficially owned no securities of the Equity Fund.

Keith Anderson, portfolio manager of BlackRock's portion of the Income Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------        -------------       ----------------         ----------------
Registered investment companies    30            $15 billion             0                     0

Other pooled investment            35          $10.3 billion             3                     $2.6 billion
vehicles

Other advisory accounts           366          $90.7 billion            20                     $5.9 billion

Scott Amero, portfolio manager of BlackRock's portion of the Income Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------         -------------      ----------------         ----------------
Registered investment companies    35           $17.2 billion            0                               0

Other pooled investment            42           $11.5 billion            3                    $2.6 billion
vehicles

Other advisory accounts           384           $96.3 billion           20                    $5.9 billion

Andrew J. Phillips, portfolio manager of BlackRock's portion of the Income Fund, is primarily responsible for the day-to-day management of other registered investment companies, and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------        -------------       ----------------         ----------------
Registered investment companies    30            $14 billion              0                               0

Other pooled investment            31            $10 billion              3                    $2.6 billion
vehicles

Other advisory accounts           345          $92.9 billion             18                    $5.6 billion

As of December 31, 2004, Messrs. Anderson, Amero and Phillips beneficially owned no securities of the Income Fund.

Neil D. Wagner, portfolio manager of BlackRock's portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------         ------------       ----------------         ----------------
Registered investment companies    4            $694 million             0                          0

Other pooled investment            0               0                     0                          0
vehicles

Other advisory accounts            5            $217 million             0                          0

Andrew F. Thut, portfolio manager of BlackRock's portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------         ------------       ----------------         ----------------
Registered investment companies    2            $553 million             0                          0

Other pooled investment            0               0                     0                          0
vehicles

Other advisory accounts            5            $217 million             0                          0

As of December 31, 2004, Messrs. Wagner and Thut beneficially owned no securities of the Small Cap Growth Fund.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Income and Small Cap Growth Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Funds, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Funds with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Funds. Finally, Messrs. Amero, Anderson and Phillips manage certain accounts (including hedge funds) that are subject to a performance fee. Although Mr. Wagner and Mr. Thut do not currently manage accounts (including hedge funds) that are subject to a performance fee, they may do so in the future.

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Each of Messrs. Amero, Anderson, Phillips, Wagner and Thut has received awards under the LTIP.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Anderson and Phillips have been granted stock options in prior years, and participate in BlackRock's restricted stock program. Mr. Wagner has been granted stock options in prior years.

Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. For Messrs. Amero, Anderson and Phillips, the relevant benchmark is a combination of market benchmarks (e.g., the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Messrs. Amero, Anderson and Phillips may include a portion of the performance fees paid by certain accounts and funds that they manage. For Messrs. Thut and Wagner, the relevant benchmark is the Russell 2000 Growth Index.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ronald A. Sauer and Stephen C. Brink, portfolio managers of Mazama's portion of the Small Cap Growth Fund, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

Type of Account                  Number         Total Assets
---------------                  ------         ------------
Registered investment companies  10             $1.22 billion

Other pooled investment          2              $115 million
vehicles

Other advisory accounts          67             $4.3 billon

Accounts charging performance    1              $114 million
fees

Mazama has represented that there are no material conflicts of interests between the portfolio managers' management of the Small Cap Growth Fund's investments and the investments of the other accounts.

Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2000 Growth Index.

Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

As of December 31, 2004, Messrs. Sauer and Brink beneficially owned no securities of the Fund.

Tim Bray, portfolio manager of New Star's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------        --------------      ----------------         ----------------
Registered investment companies   0                         0            0                               0

Other pooled investment           6            $1,430,842,994            1                     $27,548,685
vehicles

Other advisory accounts           1            $    8,329,973            0                     $         0

Brian Coffey, portfolio manager of New Star's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------         ------------       ----------------         ----------------
Registered investment companies    7            $768,409,114            0                       $0

Other pooled investment            8            $218,610,844            0                       $0
vehicles

Other advisory accounts            0            $          0            0                       $0

In order to minimize any conflicts of interest, for hedge funds where the portfolio manager shares in the performance fee, the manager is required to document the rationale for any transaction for the hedge fund, where the manager's long only funds do not participate. This includes providing a reason for the non-participation of the long only accounts. These rationales are retained by New Star's Parent Office and are subject to monitoring by Compliance.

Portfolio managers and research analysts are paid competitive salaries plus equity participation. Direct share ownership rather than performance-based bonuses ensures that the key driver of the business -- long-term performance -- is uppermost in their minds. Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid. Employee ownership varies based on tenure and level of contribution to the firm.


As of December 31, 2004, Messrs. Bray and Coffey beneficially owned no securities of the International Equity Fund.

D. Kirk Henry, portfolio manager of the Boston Company's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------         ------------       ----------------         ----------------
Registered investment companies    18           $6.4 billion             0                        0

Other pooled investment             7           $6.9 billion             0                        0
vehicles

Other advisory accounts            72          $13.4 billion             0                        0

Clifford A. Smith, portfolio manager of the Boston Company's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                   Number Charged           Total Assets Charged
Type of Account                  Number         Total Assets       Performance Fees         Performance Fees
---------------                  ------         ------------       ----------------         ----------------
Registered investment companies   18             $6.4 billion           0                        0

Other pooled investment            7            $13.4 billion           0                        0
vehicles

Other advisory accounts           68            $13.2 billion           0                        0

The Boston Company has represented that there are no material conflicts between the portfolio managers' management of the International Equity Fund's investments and the investments of the other accounts they manage.

The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Therefore, all bonus awards are based initially on the Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in the Boston Company operating income.

As of December 31, 2004, Messrs. Henry and Smith beneficially owned no securities of the International Equity Fund.

The Investment Advisory Agreement between the Trust and the Adviser and the Investment Subadvisory Agreements between the Adviser and Alliance Capital Management LP (subadviser to the Equity Fund and Socially Responsible Fund), Mellon Equity Associates, LLP (subadviser to the Equity Fund), Wellington Capital Management LLP (subadviser to the Equity Fund), Western Asset Management Company (subadviser to the Income Fund and Short-Term Investment Fund), Western Asset Management Limited (subadviser to the Income Fund), BlackRock Financial Management, Inc. (subadviser to the Income Fund and Small Cap Growth Fund) and Mazama Capital Management, Inc. (subadviser to the Small Cap Growth Fund) were last approved by the Board of Trustees, including all of the Trustees who are not parties to such agreement or interested persons of any such party, on October 29, 2005 at a meeting called for that purpose. In approving the Investment Advisory and Investment Subadvisory Agreements, the Board considered, among other factors, the nature and quality of the services provided under the Investment Advisory and Investment Subadvisory Agreements and the overall fairness of the Investment Advisory and Investment Subadvisory Agreements to the Trust. The Board received information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the subadvisers, (iii) the costs of services provided and profits realized by the Adviser and the subadvisers, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders,
(vi) comparisons of services rendered and amounts paid to other advisers in a manager of managers structure similar to that of the Trust and, with respect to the subadvisers, to other accounts managed by the subadvisers and other mutual funds, and (vii) benefits received by the Adviser and Alliance Capital from their relationship with the Funds. The independent trustees also received a memorandum from counsel to the Trustees describing their duties in connection with contract renewals.

With respect to the nature, extent and quality of services provided by the Adviser and the subadvisers, the Board reviewed the relevant personnel at each firm responsible for providing services to the Trust, financial statements of each firm, each firm's registration statement and a summary of each firm's compliance policies and procedures. The Board of Trustees noted that no firm had any material compliance issues and concluded that the services provided by the Adviser and the subadvisers in this regard were good.

The Board of Trustees also reviewed and discussed the short- and long-term performance of each Fund and each subadviser. The Board reviewed profitability information provided by the Adviser and each subadviser. The Board discussed the small size of the Funds and the small dollar amount of profit generated to the Adviser and the subadvisers. In addressing economies of scale, the Board noted the small size of the Funds. The Board also noted that, for all Funds (except for the Small Cap Growth Fund), the advisory fee payable to the Adviser decreases as Fund assets reach $1 billion. The Board concluded that this breakpoint in the advisory fee would benefit Fund shareholders. In addition, the Board noted the Adviser's efforts to achieve economies of scale by negotiating service provider contracts, as well as the Adviser's agreement to reimburse through December 31, 2006 each Fund's third party administration, transfer agency and distribution expenses and for the Short-Term Investment Fund to reimburse all expenses except for Trustee and custodian expenses. With respect to fall-out benefits, the Board considered Alliance Capital's ability to use an affiliate as broker, and confirmed that, as a result, Alliance Capital's subadvisory fee is lower than it would otherwise charge for this account.

With respect to the overall fairness of the Investment Advisory and Investment Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements. With respect to Wilshire, the Trustees considered advisory fees received by other advisers in a manager of managers structure similar to that of the Trust, as well as the overall expense ratio of each Fund as compared to a peer group of funds. The Trustees determined that the fees retained by Wilshire are very reasonable and noted that economies of scale will insure to the benefit of Fund shareholders. In considering each of the Investment Subadvisory Agreements, the Trustees considered comparison of the services to be rendered and amounts to be paid under the Investment Subadvisory Agreements to services rendered and amounts to be paid to the subadvisers under other advisory contracts, including, where applicable, accounts similar to the Fund and other mutual funds.

In considering renewal of the Investment Subadvisory Agreement with Alliance Capital, subadviser of the Equity and Socially Responsible Funds, the Board compared each Fund's sub-advisory fee to fees charged by Alliance Capital to other accounts managed in a similar manner. The Board concluded, with respect to the Equity Fund, that the Fund's sub-advisory fee is reasonable as compared to other accounts and that Alliance Capital's investment performance was good. With respect to the Socially Responsible Fund, the Board concluded that the Fund's sub-advisory fee is reasonable and that Alliance Capital's investment performance was satisfactory.

In considering renewal of the Investment Subadvisory Agreement with BlackRock, subadviser of the Income and Small Cap Growth Funds, the Board compared the Fund's sub-advisory fee to fees charged by BlackRock to other income and small cap growth separate accounts, respectively, managed in accordance with investment strategies similar to those of the Funds. The Board concluded, with respect to the Income Fund, that the Fund's sub-advisory fee is reasonable as compared to other income separate accounts managed by BlackRock and that BlackRock's investment performance was satisfactory. With respect to the Small Cap Growth Fund, the Board concluded that the Fund's sub-advisory fee is reasonable and that BlackRock's investment performance was good.

In considering renewal of the Investment Subadvisory Agreement with Mazama, a subadviser of the Small Cap Growth Fund, the Board compared the Fund's sub-advisory fee to fees charged by Mazama to other accounts managed in a similar manner. The Board concluded that Mazama's fees are reasonable and Mazama's investment performance was satisfactory.

In considering renewal of the Investment Subadvisory Agreement with Mellon Equity, a subadviser to the Equity Fund, the Board compared the Fund's sub-advisory fee to Mellon Equity's standard fee schedule for individually managed large capitalization equity and balanced accounts. The Board concluded that the Fund's sub-advisory fee is reasonable but that the performance of Mellon Equity has not met expectations. Nevertheless, the Board concluded that at this time it was in the best interests of shareholders to approve renewal of the Investment Subadvisory Agreement so that the assets were managed in a consistent manner while options were pursued for alternative managers and a possible change in the Fund's value tilt.

In considering renewal of the Investment Subadvisory Agreement with Wellington, a subadviser of the Equity Fund, the Board compared the Fund's sub-advisory fee to fees charged by Wellington to other mutual funds it subadvises. The Board concluded that the Fund's sub-advisory fee is reasonable and that Wellington's investment performance was satisfactory.

In considering renewal of the Short-Term Investment Fund's Investment Subadvisory Agreement with Western Asset, the Board compared the Fund's sub-advisory fee to fees charged to a comparable account managed by Western Asset. The Board concluded that the Fund's sub-advisory fee is reasonable and that the Fund's performance was satisfactory.

In considering renewal of the Income Fund's Investment Subadvisory Agreements with Western Asset and WAML, the Board compared the Fund's sub-advisory fee to fees charged to a comparable account managed by Western Asset and WAML. The Board concluded that the Fund's sub-advisory fee is reasonable and that Western Asset and WAML's investment performance was satisfactory.

In considering renewal of the Investment Advisory Agreement with the Adviser, the Board concluded that the fee charged to each Fund was reasonable, taking into account any fallout benefits, and the performance was satisfactory. In addition, the Board concluded that economies of scale were reasonably shared with shareholders, and that profitability was reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreements.

The Investment Subadvisory Agreements between the Adviser and New Star and the Boston Company (subadvisers to the International Equity Fund) were approved by the Board of Trustees, including all of the Trustees who are not parties to such agreements or interested persons of any such party, on September 24, 2004 at a meeting called for that purpose. In approving the Investment Subadvisory Agreements, the Board considered, among other factors, the nature and quality of the services provided under the Investment Subadvisory Agreements and the overall fairness of the Investment Subadvisory Agreements to the Trust. The Board reviewed materials prepared by the Adviser, including information on New Star and the Boston Company's performance, the proposed subadvisory fees, expenses of the Fund and profitability to New Star and the Boston Company. The Adviser discussed its process for selecting new subadvisers and recommended the approval of the Investment Subadvisory Agreements. As a result, the Board determined that approval of the Investment Subadvisory Agreements with New Star and the Boston Company was in the best interests of the International Equity Fund and its shareholders.


CODE OF ETHICS. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the "Codes") which substantially comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.


DISCLOSURE OF PORTFOLIO HOLDINGS. Each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Adviser's website, www.wilshire.com, on or about the 30th day after the quarter-end (beginning with the quarter ending June 30,2005). Portfolio holdings information is made available to investors and to rating agencies and companies that collect information about mutual funds (such as Morningstar, S&P and Lipper Analytical Services) only after its public disclosure.

The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust's service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust's Adviser, subadvisers, administrator, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, the Funds' portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser's website. Currently, there are no arrangements to which these conditions apply.

The Funds' portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust's Chief Compliance Officer. Any disclosure of portfolio holdings or characteristics not addressed by the Trust's policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.


PROXY VOTING POLICIES. The subadvisers of the Funds have been delegated the responsibility for voting the Funds' proxies pursuant to the Investment Subadvisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are summarized below. The Adviser monitors the subadvisers' compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser's stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

Alliance's proxy voting policy provides that Alliance will vote proxies in a timely manner and make voting decisions that are in the best interests of its clients. Although Alliance reserves the right to depart from its established guidelines in order to avoid voting decisions believed to be contrary to its clients' best interest, Alliance's policy sets forth its general position on frequent proxy proposals, such as elections of directors, appointment of auditors, changes in capital structure, corporate restructurings/mergers/acquisitions, shareholder rights, corporate governance, anti-takeover measures, executive compensation and social and corporate responsibility. Alliance's proxy voting committees, which include senior investment personnel and representatives of the corporate legal department, evaluate proposals not covered by its policy and recommend how shares should be voted on such issues. Alliance's policy addresses conflicts of interest that may arise between the interests of Alliance, its affiliates or other clients and the Trust and includes procedures to ensure that votes are not the product of a conflict of interest. Where a material conflict of interest exists, Alliance will review the proposed vote by applying a series of objective tests, and where necessary, considering the views of a third party research service. If the proposed vote is contrary to Alliance's stated policy or is not covered by the policy, is consistent with management's recommendation and is contrary to the views of an independent service, the proposal is reviewed by the appropriate proxy committee for final determination. In certain countries where "share blocking" is required, Alliance may abstain from voting if it determines that the cost of voting exceeds the expected benefit to the client. Where share blocking applies, in order to vote, shares may not be sold during a certain period of time before the shareholders meeting.

BlackRock's proxy voting policy provides that BlackRock will vote proxies in the best interests of its clients. BlackRock has established proxy guidelines which list examples of the types of proposals BlackRock typically supports and provides general voting guidelines. These guidelines address proposals that may be characterized as routine, as well as various types of non-routine proposals, which include social issues, financial/corporate issues and shareholder rights. BlackRock provides these guidelines to a third-party service provider who analyzes all proxy solicitations received for BlackRock clients and makes recommendations as to how, based upon these guidelines, BlackRock should vote. These recommendations are reviewed by the relevant Portfolio Management Group team, who must approve the recommendations or provide a written explanation for any matter in which a team member desires to vote differently. If a vote involves a potential material conflict of interest because, for example, the issuer soliciting the vote is a BlackRock client or the matter being voted on involves an affiliate of BlackRock, BlackRock's Brokerage Allocation Committee must be consulted before the vote is approved. The Brokerage Allocation Committee, in consultation with the Legal and Compliance Department, determines whether the conflict is material and, if so, the appropriate method to resolve the conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team proposes a vote that differs from the third-party service provider's recommendation and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the conflict. With respect to votes in connection with securities held on a particular record date but sold prior to the holding of the shareholders meeting, BlackRock may opt to take no action on proposals to be voted at such meeting. In addition, with respect to voting proxies of non-U.S. companies, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the proposal.

Mazama's proxy voting policy provides that Mazama takes an active role in voting proxies on behalf of its clients. Mazama's policy provides that Mazama will generally vote with management on routine issues, unless the issue contains overly restrictive anti-takeover provisions, in which case Mazama may vote against management. Mazama's policy contains a list of routine issues of which Mazama generally votes in favor. It also contains guidelines for voting on various non-routine issues. Mazama portfolio managers or their designees are responsible for voting proxies and are required to justify and document votes against management. Mazama's policy seeks to identify and resolve all material proxy-related conflicts of interest between it and its clients in the best interests of its client. If a material conflict of interest is identified, Mazama will vote consistent with its policy. If the matter is not clearly addressed in its policy, Mazama will rely on ISS, a third-party service to provide guidance on the matter.

The proxy voting policy of Mellon Equity and the Boston Company (each a "Mellon Entity") provides that, in voting proxies, the Mellon Entity will seek to act solely in the best financial interests of its clients. The Mellon Entity reviews, categorizes and analyzes every voting proposal in accordance with its written guidelines, which address proxy issues relating to boards of directors, corporate governance, executive compensation, shareholder proposals and social issues. Items that can be categorized are voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if required. Proposals that cannot be categorized under the guidelines are referred to the Proxy Policy Committee for discussion and vote. In addition, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. The Mellon Entity seeks to avoid material conflicts of interest through the Proxy Policy Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. In addition, the Mellon Entity engages a third party as an independent fiduciary to vote all proxies for securities of Mellon Financial Corporation, the parent of each Mellon Entity. With respect to voting proxies of foreign companies, in determining whether or not to vote, the Mellon Entity weighs the cost of voting, and the potential inability to sell, the shares against the benefit of voting the shares.

New Star's proxy voting policies and procedures provide that portfolio managers will decide how to vote proxies on a case-by-case basis with the intention to vote proxies in the best interest of client accounts. In general, routine and non-contentious issues are voted with management. Any non-routine issues are assessed by the portfolio management team and voted in a manner that best protects shareholder rights and value. New Star does not generally become involved in social issues. If a vote involves a conflict of interest between New Star and the client or where New Star has a separate interest in the outcome of the vote, New Star will vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on New Star's part; vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; refer the proxy to the client or to a fiduciary of the client for voting purposes; suggest that the client engage another party to determine how the proxy should be voted; or disclose the conflict to the client or, in the case of mutual funds, the relevant fund's board (or its delegate), and obtain the client's or board's direction to vote the proxies.

Wellington Management's proxy policies and procedures provide that Wellington Management votes all proxies in the best interests of its clients or shareholders, i.e., to maximize value. Wellington Management has established proxy voting guidelines, which address matters such as composition and role of the board of directors, management compensation, reporting of results, shareholder voting rights, capital structure and social issues. Issues addressed by the guidelines are reviewed by the Wellington Management's Proxy Committee and generally voted in accordance with the guidelines. Issues identified as "case-by-case" in the guidelines are reviewed by the Proxy Committee and may be forwarded to the relevant research analyst and/or portfolio manager for further input. Absent a material conflict of interest, portfolio managers have the authority to decide the final vote. If a proxy is identified as a material conflict of interest, the matter is reviewed by designated members of the Proxy Committee or the entire Committee to resolve the conflict and direct the vote. Wellington Management may determine not to vote proxies when the underlying securities have been lent, share blocking exists or re-registration is required for foreign securities, the vote would have an immaterial impact, the costs of voting are deemed to be excessive, or Wellington Management has a lack of adequate information or did not receive proxy materials in a timely manner.

Western Asset and WAML are fixed income only managers. As a result, the occasions to vote proxies are rare. In the unlikely event that Western Asset or WAML holds a security that requires a proxy vote, their proxy voting policies provide that the subadviser will vote solely in the best interests of its clients. Research analysts and portfolio managers determine votes on a case-by-case basis in accordance with the subadviser's voting guidelines and the basis for their decision is documented and maintained by the subadviser. If a material conflict of interest exists, the subadvisor seeks voting instructions from an independent third party.

                              BROKERAGE ALLOCATION

The Investment Advisory Agreement and the Investment Subadvisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the "Advisers") (subject to the discretion and control of the Trust's Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See "Other Services--Fund Pricing Agreements and Custodial Agreement."

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.


Alliance may use an affiliate to place the orders for the purchase and sale of the Socially Responsible Fund's securities and for its portion of the Equity Fund's securities. In order for Alliance's affiliate to effect any such transaction for the Equity Fund or the Socially Responsible Fund, the commissions, fees or other remuneration received by Alliance's affiliate must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Alliance's affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Alliance's affiliate are consistent with the foregoing standard. For the fiscal year ended December 31, 2002, the Equity Fund paid brokerage commissions of $130,343 (19.30% of the Equity Fund's aggregate brokerage commissions, representing 6.90% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. In addition, for the fiscal year ended December 31, 2002 the Socially Responsible Fund paid brokerage commissions of $60,677 (68.89 % of the Socially Responsible Fund's aggregate brokerage representing 64.53% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. For the fiscal year ended December 31, 2003, the Equity Fund paid brokerage commissions of $119,318 (16.92% of the Equity Fund's aggregate brokerage commissions, representing 10.23% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. In addition, for the fiscal year ended December 31, 2003 the Socially Responsible Fund paid brokerage commissions of $70,445 (70.08% of the Socially Responsible Fund's aggregate brokerage representing 78.03% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. For the fiscal year ended December 31, 2004, the Equity Fund paid brokerage commissions of $107,363 (19.9% of the Equity Fund's aggregate brokerage commissions, representing 15.52% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. In addition, for the fiscal year ended December 31, 2004 the Socially Responsible Fund paid brokerage commissions of $39,488 (48.9% of the Socially Responsible Fund's aggregate brokerage representing of 47.43% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions). The following table describes the brokerage fees paid by each Fund during its three most recent fiscal years ended December 31.



     Name of Fund                           2002          2003           2004
     ------------                         --------      --------       --------
     Equity Fund                          $675,504      $705,316       $539,188
     Balanced Fund                              --            --             --
     Income Fund                                --            --            123
     Short-Term Investment Fund                 --            --             --
     Small Cap Growth Fund                 391,354       361,105        233,625
     International Equity Fund             105,711        68,880        130,457
     Socially Responsible Fund              88,081       100,524         80,674

There are generally no brokerage fees for the Balanced Fund, Income Fund or Short-Term Investment Fund because these funds do not directly own any equity securities or make equity trades. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research. For the fiscal year ended December 31, 2004 the Equity Fund paid commission dollars to such brokers in the amount of $81,602. Total brokerage fees paid during a year will vary with turnover rates.


                                   DISTRIBUTOR

Pursuant to an Underwriting Agreement, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the distributor (the "Distributor") for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust's shares.

The Underwriting Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement. The Underwriting Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days' notice. Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement, or a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act. The Underwriting Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Underwriting Agreement.


The Trust has also adopted a plan under Rule 12b-l (the "Distribution Plan") that provide for fees to compensate the Distributor for distribution and services. For its services under the Distribution Plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to each Fund. During 2004 the Distributor received the following in distribution fees from the Funds:

Equity Fund                       $292,442
Balanced Fund                     $0*
Income Fund                       $74,407
Short-Term Investment Fund        $0*
Small Cap Growth Fund             $30,490
International Equity Fund         $20,483
Socially Responsible Fund         $43,478

----------

* The Balanced Fund was not assessed distribution fees due to the "fund of funds" structure. The Disbributor waived the Income Fund's distribution fees during 2004.

The Distributor paid all of the distribution fees or compensation to insurance companies of their affiliates.



The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance campanies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of a class of the Fund. If the Distribution Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. The Distribution Plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Board of Trustees considered various factors in making the determination that the Distribution Plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the Distribution Plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the Distribution Plan is determined; (5) the reasonableness of the fees to be paid under the Distribution Plan ; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.

With the exception of the Adviser, in its capacity as the Trust's investment adviser, the Distributor, in its capacity of distributor of Fund shares, and Mr. Zock, a non-interested Trustee of the Trust who is a consultant to an affiliate of a party to a related distribution agreement, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and any related distribution agreement.

PAYMENTS TO INSURANCE COMPANIES. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

                                 OTHER SERVICES

ADMINISTRATOR AND TRANSFER AGENT. PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as administrator, transfer agent and dividend paying agent to the Funds under a Transfer Agency, Regulatory Administration Services and Fund Administration Services Agreement pursuant to which PFPC provides regulatory administration to the Funds and acts as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent. For providing transfer agency services, PFPC receives $36,000 per year from the Equity Fund and $24,000 per year from each Fund other than the Equity Fund, plus a one-time fee for account conversion, a $3,000 one-time print/mail fee and out-of-pocket expenses. For providing regulatory administration services, PFPC receives a $60,000 annual fee from the Trust and a $1,000 annual fee per Fund (both of which PFPC has agreed to waive through May 31, 2005), plus out-of-pocket expenses. For fund administration services, PFPC receives $750 from the Trust per month, plus out-of-pocket expenses. The Adviser has contractually agreed to reimburse the Funds for PFPC's fees and expenses through December 31, 2006.

Prior to September 30, 2004, Horace Mann Investors, Inc. ("HM Investors") served as administrator to the Funds under an Administration Agreement. For providing such services, HM Investors receives a fee, accrued daily and paid monthly, based upon the combined assets of the Funds as follows: 0.25% on the first $1 billion of assets and 0.20% on assets over $1 billion. The following table describes the administration fees paid by each Fund during 2002, 2003 and the period ended September 30, 2004:



     NAME OF FUND                          2002          2003          2004
     ------------                       ----------    ----------    ----------
     Equity Fund                        $1,212,547    $1,188,913    $1,010,077
     Balanced Fund                               *             *         *
     Income Fund                        $  292,413    $  297,424    $  245,391
     Short-Term Investment Fund         $    9,304    $    9,368         *
     Small Cap Growth Fund              $   96,998    $  109,698    $  108,119
     International Equity Fund          $   66,504    $   72,654    $   70,059
     Socially Responsible Fund          $  148,227    $  159,528    $  145,644


---------
* The Balanced Fund was not charged an administration fee due to the "fund of funds" structure. HM Investor waived the Short-Term Investment Fund's administration fees during 2004.

Prior to September 30, 2004, Horace Mann Life Insurance Company provided certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of Horace Mann Life Insurance Company. Pursuant to a Support Services Agreement, Horace Mann Life Insurance Company received a fee, accrued daily and paid monthly, based upon the combined assets of the Funds as follows: 0.15% on the first $1 billion of assets and 0.10% on assets over $1 billion.

                                                                       Period Ended
     NAME OF FUND                          2002          2003       September 30, 2004
     ------------                       ----------    ----------    ------------------
     Equity Fund                        $  737,500    $  712,718         $585,797
     Balanced Fund                               *             *             *
     Income Fund                        $  175,894    $  178,455         $144,143
     Short-Term Investment Fund         $    5,583    $    5,621             *
     Small Cap Growth Fund              $   60,226    $   65,819         $ 63,011
     International Equity Fund          $   39,739    $   43,593         $ 40,612
     Socially Responsible Fund          $   89,837    $   95,716         $ 84,493


* The Balanced Fund was not charged a support services fee due to the "fund of funds" structure. Horace Mann Life Insurance Company waived the Short-Term Investment Fund's support services fee during 2004.

FUND PRICING AGREEMENTS. Effective January 1, 1997, the Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), a national banking association located at 801 Pennsylvania Avenue, Kansas City, MO 64105, to calculate the daily net asset value per share for each Fund and to maintain certain required accounting records.


The Equity Fund and International Equity Fund may compensate State Street Bank for these services directly or through a commission credit arrangment with Frank Russell Securities, Inc. The advisor places trades for the Equity Fund with Frank Russell Securities, Inc. subject to its obligation to obtain the best available price and most favorable execution. The Adviser directly compensates State Street for pricing and accounting services provided to the Short-Term Investment Fund. The Balanced Fund, Income Fund, Small Cap Growth Fund and the Socially Responsible Fund pay for these services directly.


CUSTODIAL AGREEMENT. State Street Bank also serves as custodian of the assets of each Fund, including foreign securities through a subcustodian relationship. Under the Custodial Agreement, State Street maintains each Fund's portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodial Agreement.


The Equity Fund and International Equity Fund may compensate State Street for these services directly or through a commission credit arrangment with Frank Russell Securities, Inc. The subadvisers place trades for the Equity Fund with Frank Russell Securities, Inc. subject to its obligation to obtain the best available price and most favorable execution. The Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund and the Socially Responsible Fund pay for these services directly.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, served as the Trust's Independent Registered Public Accounting Firm with respect to audit and other services for the fiscal year ended December 31, 2004. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Trust's Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to Securities and Exchange Commission filings throughout the year.


LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

                                  VOTING RIGHTS

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity Securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Adviser, or the Trust's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.


Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

                                   TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Code. In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under
Section 817(h), the earnings of all
variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders' hands.

A Fund's transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income. If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees of the Fund will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss. Similarly, a redemption by the Equity Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Fund's shares actually and constructively held by a shareholder generally will give rise to capital gain or loss, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Additionally, U.S. investors may be subject to a 28% "backup withholding" on distributions and proceeds payable to each investor who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs the Fund to do so.


The Equity Fund, Balanced Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2004, the Equity Fund and Balanced Fund had an accumulated capital loss carry forward for tax purposes of $47,514,075 and $6,156,867, respectively, which will expire on December 31, 2008. At December 31, 2004, the Small Cap Growth Fund and International Equity Fund had an accumulated capital loss carry forward for tax purposes of $11,897,109 and $4,337,950, respectively, which will expire on December 31, 2009. At December 31, 2004, the Equity Fund, Small Cap Growth Fund and International Equity Fund had an accumulated capital loss carry forward for tax purposes of $42,546,430, $9,619,277 and $7,076,246, respectively, which will expire on December 31, 2010. At December 31, 2004 the Equity Fund and Socially Responsible Fund had an accumulated capital loss carry forward for tax purposes of $5,637,907 and $1,306,850, respectively, which will expire on December 31, 2011. At December 31, 2004, the Short-Term Investment Fund had an accumulated capital loss carry forward for tax purposes of $586, which will expire on December 31, 2012.


The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following table sets forth, as of April 15, 2005, the holdings of the capital stock of each of the Funds known by the respective Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.



                                   % of Shares
                                  Type of Ownership   Shares Owned   Outstanding
                                  -----------------   ------------   -----------
EQUITY FUND:
Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record        21,184,741        87.4%

BALANCED FUND:


Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record        14,208,100        97.0%

INCOME FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record        10,423,504        98.9%

SHORT-TERM INVESTMENT FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record           278,208        93.0%
(b)  Horace Mann Service
     Corporation 401(k)                 Record            20,978         7.0%

SMALL CAP GROWTH FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record         4,054,297        91.1%
(b)  Horace Mann Service
     Corporation 401(k)                 Record           394,851         8.9%

INTERNATIONAL EQUITY FUND:


Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record         3,017,617        91.9%
(c)  Horace Mann Service
     Corporation 401(k)                 Record           264,247         8.1%

SOCIALLY RESPONSIBLE FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record         4,907,091        95.3%


----------

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

                               GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.
                              FINANCIAL STATEMENTS


The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 2004. A copy of the Annual Report must be accompanied by or preceded by the Prospectus. Additional copies of the Annual Report, including the Report of Independent Public Accounting Firm, or the Semi-Annual Report may be obtained, upon request and without charge, by contacting the offices of the Funds at 760 Moore Road, King of Prussia, Pennsylvania, 19406 or by telephoning 1-888-200-6796.

                                   APPENDIX A

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS. Moody's Investors Service, Inc., employs the designations "Prime-1", "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest.

     A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Corporate Debt Securities. Moody's Investors Service, Inc., rates the long-term debt securities issued by various entities from "Aaa" to "D."

     Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

     Aa - High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

     A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor's Corporation also rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

     AAA - Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts.

     Aa - High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

     A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


     BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

                                     PART C

                                OTHER INFORMATION

ITEM 22.  EXHIBITS

          (a)  Declaration of Trust and Certificate of Trust.(1)/

          (b)  By-Laws.(1)/

          (c)  Not applicable.

          (d)  Investment Advisory Contracts.


               (i) Form of Amended Investment Advisory Agreement with Wilshire Associates Incorporated.(11)


               (ii) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Wellington Management Company, LLP.(4)/

               (iii) Amended Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and BlackRock Financial Management, Inc.(10)

               (iv) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Mellon Equity Associates, LLP.(4)/

               (v) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company.(6)/

               (vi) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Limited.(6)/

               (vii) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, Inc.(7)/

               (viii) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Mazama Capital Management(8)/

               (ix) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and New Star Institutional Managers Limited.
          (11)


               (x) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and The Boston Company Asset Management, LLC.
          (11)

          (e)  (i) Form of Underwriting Agreement with PFPC Distributors, Inc.
          (11)

               (ii) Form of Selling / Services Agreement.(11)


          (f)  Not applicable.

          (g)  (i) Custodian Services Agreement.(2)/

               (ii) Foreign Custody Amendment(8)/

               (iii) Amended Fee Schedule to Custody Agreement(9)/


          (h) (i) Form of Transfer Agency, Regulatory Administration Services and Fund Administration Services Agreement with PFPC Inc.(11)

               (ii) Money Transfer Services Agreement.(2)/

               (iii) Participation Agreement with Horace Mann Life Insurance Company.(10)


               (iv) Form of Expense Reimbursement Agreement with Wilshire Associates Incorporated.(11)

               (v)  Form of Fee Letter AGreement with PFPC Inc.(11)

          (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C.*

          (j)  Consent of KPMG LLP.*


          (k)  Not applicable.

          (l)  Investment Letter from initial investor to the Registrant.(1)/


          (m)  Distribution Plan.(11)


          (n)  Not applicable.

          (o)  Reserved.

          (p)  Codes of Ethics


               (i) Wilshire Variable Insurance Trust and Wilshire Associates
                   Incorporated*

               (ii) Mazama Capital Management*

               (iii) Wellington Management Company*

               (iv) BlackRock Financial Management, Inc.*

               (v) Mellon Equity Associates, LLP and The Boston Company Asset
                    Management, LLC*

               (vi) Western Asset and WAML*

               (vii) Alliance Capital Management, L.P.*

               (viii) New Star Institutional Managers Limited.*

          (q)  Powers of Attorney for George J. Zock, Richard A. Holt, Harriet
               A. Russell, Roger A. Formisano and Cynthia A. Hargadon(12)

------------
(1)/ Incorporated by reference to the initial Registration Statement filed on November 8, 1996.

(2)/ Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on or about February 20, 1997.

(3)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on Form N-1A on or about March 19, 1997.

(4)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on or about February 26, 1999.

(5)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on Form N-1A on or about March 1, 2000.

(6)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed on Form N-1A on or about April 28, 2000.

(7)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on Form N-1A on or about April 28, 2001.

(8)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on Form N-1A on or about April 24, 2002.

(9)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on or about April 30, 2003.

(10)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on Form N-1A on or about April 30, 2004.

(11) Incorporated by reference to Registrant's Post-Effective Amendment No.15 filed on or about September 30, 2004.


(12) Incorporated by reference to Registrant's Post-Effective Amendment No.16 filed on or about February 28, 2005.


*    Filed herewith


ITEM 23.  Persons Controlled By or Under Common Control with Registrant

          Not applicable.

ITEM 24.  Indemnification

          Article V of Registrant's Declaration of Trust, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

          Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 25.  Business and Other Connections of Investment Adviser


          Wilshire Associates Incorporated (the "Adviser") is the investment adviser to the Registrant. The Adviser has entered into investment subadvisory agreements with Alliance Capital Management, LP., Mellon Equity Associates, LLP, Wellington Management Company, LLP, BlackRock Financial Management, Inc., Mazama Capital Management, Inc., Western Asset Management Company, Western Asset Management Limited, New Star Institutional Managers Limited and The Boston Company Asset Management, LLC.


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT ADVISER, WILSHIRE ASSOCIATES INCORPORATED, ("WILSHIRE").

          Set forth below is information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Wilshire is 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Wilshire is as follows:

  NAME AND POSITION       NATURE OF COMPANY AND/OR
    WITH WILSHIRE            PRINCIPAL BUSINESS              CAPACITY
------------------------   ---------------------      -------------------------
Robert John Raab,          Investment Management      Senior Managing Director
Director

Dennis Anthony Tito,       Investment Management      Chief Executive Officer
Director & Chief
Executive Officer

Rosalind Margaret          Investment Management      Managing Director
Hewsenian, Director

Robert Charles Kuberek,    Investment Management      Senior Managing Director
Director

Howard Tamotsu Yata,       Investment Management      Managing Director
Director

  NAME AND POSITION       NATURE OF COMPANY AND/OR
    WITH WILSHIRE            PRINCIPAL BUSINESS              CAPACITY
------------------------   ---------------------      -------------------------
Cecilia Infee Loo,         Investment Management      Managing Director
Director

Alan Lawrence Manning,     Investment Management      General Counsel
Chief Legal Officer &
Chief Compliance Officer

San Olivia Slawson,        Investment Management      Chief Financial Officer
Principal Financial
Officer & Chief
Operations Officer

Julia Kathleen Bonafede,   Investment Management      Managing Director
Director

Thomas Kevin Lynch,        Investment Management      Managing Director
Director



          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Wellington Management is as follows:


NAME AND POSITION WITH               NAME OF               CONNECTION WITH
  INVESTMENT ADVISER              OTHER COMPANY             OTHER COMPANY
------------------------       -------------------      ---------------------

Kenneth Lee Abrams                      --                       --
  Partner

Nicholas Charles Adams                  --                       --
  Partner

Rand Lawrence Alexander                 --                       --
  Partner

Deborah Louise Allinson                 --                       --
  Partner

Steven C. Angeli                        --                       --
  Partner

James Halsey Averill                    --                       --
  Partner

John F. Averill                         --                       --
  Partner

NAME AND POSITION WITH               NAME OF               CONNECTION WITH
  INVESTMENT ADVISER              OTHER COMPANY             OTHER COMPANY
------------------------       -------------------      ---------------------

Karl E. Bandtel                         --                       --
  Partner

David W. Barnard                        --                       --
  Partner

Mark James Beckwith                     --                       --
  Partner

James A. Bevilacqua                     --                       --
  Partner

Kevin J. Blake                          --                       --
  Partner

William Nicholas Booth                  --                       --
  Partner

Michael J. Boudens                      --                       --
  Partner

Paul Braverman                          --                       --
  Partner

Robert A. Bruno                         --                       --
  Partner

Michael T. Carmen                       --                       --
  Partner

Maryann Evelyn Carroll                  --                       --
  Partner

William R.H. Clark                      --                       --
  Partner

Cynthia M. Clarke                       --                       --
  Partner

Richard M. Coffman                      --                       --
  Partner

John DaCosta                            --                       --
  Partner

Pamela Dippel                           --                       --
  Partner

NAME AND POSITION WITH               NAME OF               CONNECTION WITH
  INVESTMENT ADVISER              OTHER COMPANY             OTHER COMPANY
------------------------       -------------------      ---------------------

Scott M. Elliott                        --                       --
  Partner

Robert Lloyd Evans                      --                       --
  Partner

David R. Fassnacht                      --                       --
  Partner

Lisa de la Fuente Finkel                --                       --
  Partner

Mark T. Flaherty                        --                       --
  Partner

Charles Townsend Freeman                --                       --
  Partner

Laurie Allen Gabriel                    --                       --
  Managing Partner

Ann C. Gallo                            --                       --
  Partner

Subbiah Gopalraman                      --                       --
  Partner

Paul J. Hamel                           --                       --
  Partner

NAME AND POSITION WITH               NAME OF               CONNECTION WITH
  INVESTMENT ADVISER              OTHER COMPANY             OTHER COMPANY
------------------------       -------------------      ---------------------

William J. Hannigan                     --                       --
  Partner

Lucius Tuttle Hill, III                 --                       --
  Partner

James P. Hoffmann                       --                       --
  Partner

Jean M. Hynes                           --                       --
  Partner

Steven T. Irons                         --                       --
  Partner

Paul David Kaplan                       --                       --
  Partner

Lorraine A. Keady                       --                       --
  Partner

John Charles Keogh                      --                       --
  Partner

George Cabot Lodge, Jr.                 --                       --
  Partner

Nancy Therese Lukitsh                   --                       --
  Partner

Mark Thomas Lynch                       --                       --
  Partner

Mark D. Mandel                          --                       --
  Partner

Christine Smith Manfredi                --                       --
  Partner

Earl Edward McEvoy                      --                       --
  Partner

Duncan Mathieu McFarland                --                       --
  Managing Partner

Matthew Edward Megargel                 --                       --
  Partner

James Nelson Mordy                      --                       --
  Partner

Diane Carol Nordin                      --                       --
  Partner

Stephen T. O'Brien                      --                       --
  Partner

Andrew S. Offit                         --                       --
  Partner

Edward Paul Owens                       --                       --
  Partner

Saul Joseph Pannell                     --                       --
  Partner

Thomas Louis Pappas                     --                       --
  Partner

Jonathan Martin Payson                  --                       --
  Partner

Philip H. Perelmuter                    --                       --
  Partner

Robert Douglas Rands                    --                       --
  Partner

NAME AND POSITION WITH               NAME OF               CONNECTION WITH
  INVESTMENT ADVISER              OTHER COMPANY             OTHER COMPANY
------------------------       -------------------      ---------------------

James Albert Rullo                      --                       --
  Partner

John Robert Ryan                        --                       --
  Managing Partner

Joseph Harold Schwartz                  --                       --
  Partner

James H. Shakin                         --                       --
  Partner

Theodore Shasta                         --                       --
  Partner

Andrew J. Shilling                      --                       --
  Partner

Binkley Calhoun Shorts                  --                       --
  Partner

Scott E. Simpson                        --                       --
  Partner

Trond Skramstad                         --                       --
  Partner

Stephen Albert Soderberg                --                       --
  Partner

Haluk Soykan                            --                       --
  Partner

Eric Stromquist                         --                       --
  Partner

Brendan James Swords                    --                       --
  Partner

Harriett Tee Taggart                    --                       --
  Partner

Frank L. Teixeira                       --                       --
  Partner

Perry Marques Traquina                  --                       --
  Partner

Nilesh P. Undavia                       --                       --
  Partner

Clare Villari                           --                       --
  Partner

Kim Williams                            --                       --
  Partner

Itsuki Yamashita                        --                       --
  Partner

David S. Zimble                         --                       --
  Partner
------------------------       -------------------      ---------------------


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK FINANCIAL MANAGEMENT, INC. ("BLACKROCK").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. BlackRock is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. The principal business address of BlackRock is 40 East 52nd Street, New York, NY 10022. BlackRock is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of BFM is as follows:

--------------------------------------------------------------------------------
NAME AND POSITION                                           POSITION WITH
 WITH BLACKROCK                 OTHER COMPANY               OTHER COMPANY
--------------------------------------------------------------------------------
Paul L. Audet                BlackRock Liquidity        Treasurer
  Chief Financial Officer    Funds
  & Managing  Director       Wilmington, DE

                             BlackRock Funds            Treasurer
                             Wilmington, DE

                             BlackRock Capital          Director
                             Management, Inc.
                             Wilmington, DE

                             BlackRock Institutional    Director
                             Management Corporation
                             Wilmington, DE

                             BlackRock Advisors, Inc.   Chief Financial
                             Wilmington, DE             Officer & Managing

                             BlackRock (Japan) Inc.     Director
                             New York, NY

                             BlackRock International,   Chief Financial Officer
                             Ltd.                       & Managing Director
                             Edinburgh, Scotland

                             BlackRock, Inc.            Chief Financial Officer
                             New York, NY               & Managing Director

--------------------------------------------------------------------------------

Robert P. Connolly           BlackRock Capital          Managing Director,
  Managing Director,         Management, Inc.           General Counsel &
  General Counsel            Wilmington, DE             Secretary
  and Secretary
                             BlackRock, Inc.            Managing Director,
                             New York, NY               General Counsel &
                                                        Secretary

                             BlackRock International,   Managing Director,
                             Ltd.                       General Counsel &
                             Edinburgh, Scotland        Secretary

                             BlackRock (Japan) Inc.     Managing Director,
                             New York, NY               General Counsel &
                                                        Secretary

--------------------------------------------------------------------------------
NAME AND POSITION                                           POSITION WITH
 WITH BLACKROCK                 OTHER COMPANY               OTHER COMPANY
--------------------------------------------------------------------------------

                             BlackRock Institutional    Managing Director,
                             Management Corporation     General Counsel &
                             Wilmington, DE             Secretary

                             BlackRock Advisors, Inc.   Managing Director,
                             Wilmington, DE             General Counsel &
                                                        Secretary

                             BlackRock Investments,     General Counsel &
                             Inc.                       Secretary
                             New York, NY

--------------------------------------------------------------------------------
Laurence D. Fink             BlackRock Funds            President & Trustee
  Chairman and               Wilmington, DE
  Chief Executive Officer
                             BlackRock Capital          Chief Executive Officer
                             Management, Inc.
                             Wilmington, DE

                             BlackRock, Inc.            Chairman & CEO
                             New York, NY

                             BlackRock International,   Chairman & CEO
                             Ltd.
                             Edinburgh, Scotland

                             BlackRock (Japan), Inc.    Chairman & CEO
                             New York, NY

                             BlackRock Investments,     Chairman & CEO
                             Inc.
                             New York, NY

                             BlackRock Institutional    Chief Executive Officer
                             Management Corporation
                             Wilmington, DE

                             BlackRock Advisors, Inc.   CEO
                             Wilmington, DE

                             Anthracite Capital, Inc.   Chairman & Director

--------------------------------------------------------------------------------
NAME AND POSITION                                           POSITION WITH
 WITH BLACKROCK                 OTHER COMPANY               OTHER COMPANY
--------------------------------------------------------------------------------

Robert S. Kapito             BlackRock Capital          Vice Chairman & Director
Vice Chairman and            Management, Inc.
Director                     Wilmington, DE

                             BlackRock International,   Vice Chairman & Director
                             Ltd.
                             Edinburgh, Scotland

                             BlackRock, Inc.            Vice Chairman
                             New York, NY

                             BlackRock Institutional    Vice Chairman & Director
                             Management Corporation
                             Wilmington, DE

                             BlackRock (Japan) Inc.     Vice Chairman & Director
                             New York, NY

                             BlackRock Investments,     Director
                             Inc.
                             New York, NY

                             BlackRock Advisors, Inc.   Vice Chairman & Director
                             Wilmington, DE

                             BlackRock Closed-End       President & Trustee
                             Funds

--------------------------------------------------------------------------------
Ralph L. Schlosstein         BlackRock  Liquidity       Chairman & President
President and Director       Wilmington, DE

                             BlackRock Capital          President & Director
                             Management, Inc.
                             Wilmington, DE

                             BlackRock, Inc.            President & Director
                             New York, NY

                             BlackRock International,   President & Director
                             Ltd.
                             Edinburgh, Scotland

                             BlackRock (Japan) Inc.     President & Director
                             New York, NY

                             BlackRock Investments,     Director
                             Inc.
                             New York, NY

--------------------------------------------------------------------------------
NAME AND POSITION                                           POSITION WITH
 WITH BLACKROCK                 OTHER COMPANY               OTHER COMPANY
--------------------------------------------------------------------------------

                             BlackRock Institutional    President & Director
                             Management Corporation
                             Wilmington, DE

                             BlackRock Advisors, Inc.   President & Director
                             Wilmington, DE

                             BlackRock Closed-End       Chairman & Trustee
                             Funds

                             Anthracite Capital, Inc.   Director

--------------------------------------------------------------------------------


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, MELLON EQUITY ASSOCIATES, LLP ("MELLON EQUITY").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address for Mellon Equity is 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258. Mellon Equity is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Mellon Equity is as follows:

================================================================================
Guy Hudson                   Franklin Portfolio Holdings, LLC        Director
                             Boston, MA
--------------------------------------------------------------------------------
                             Mellon Equity Associates, LLP           Executive
                             Pittsburgh, PA                          Committee
--------------------------------------------------------------------------------
                             Mellon HBV Advisors LLC                 Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies       Manager
                             New York, NY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies LLC   Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies UK    Director
                             London, England
--------------------------------------------------------------------------------
                             Mellon HBV Company LTD                  Director
                             Grand Cayman, Cayman Islands
--------------------------------------------------------------------------------
                             Mellon HBV II LLC                       Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Newton Management LTD (UK)              Director
                             London, England
--------------------------------------------------------------------------------

John J. Nagorniak            Foxstone Financial, Inc.                Chairman/
                             Walpole, MA                             President
--------------------------------------------------------------------------------
                             Franklin Portfolio Associates, LLC      Chairman
                             Boston, MA
--------------------------------------------------------------------------------
                             Franklin Portfolio Holdings, Inc.       Chairman/
                             Boston, MA                              Director
--------------------------------------------------------------------------------
                             LifeHarbor, Inc.                        Director
                             Cambridge, MA
--------------------------------------------------------------------------------
                             Mellon Capital Management Corporation   Director
                             San Francisco, CA
--------------------------------------------------------------------------------
                             Mellon Equity Associates, LLP           Executive
                             Pittsburgh, PA                          Committee
                                                                     Member,
                                                                     Vice
                                                                     President
--------------------------------------------------------------------------------
                             Mellon HBV Advisors LLC                 Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies       Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies LLC   Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Company LTD                  Manager
                             Grand Cayman, Cayman Islands
--------------------------------------------------------------------------------
                             Mellon HBV II LLC                       Manager
                             New York, NY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Standish-Mellon Asset Management        Member of
                             Boston, MA                              Board of
                                                                     Managers
--------------------------------------------------------------------------------
                             TBCAM Holdings, LLC                     Director
                             Boston, MA
--------------------------------------------------------------------------------

Patrick James Sheppard       Mellon Capital Management Corporation   Treasurer
                             Boston, MA
--------------------------------------------------------------------------------
                             Mellon Equity Associates, LLP           Executive
                             Pittsburgh, PA                          Committee
                                                                     Member,
                                                                     Treasurer
--------------------------------------------------------------------------------
                             Mellon HBV Advisors LLC                 Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies       Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Mellon HBV Alternative Strategies UK    Director
                             London, England
--------------------------------------------------------------------------------
                             Mellon HBV Company LTD                  Director
                             Grand Cayman, Cayman Islands
--------------------------------------------------------------------------------
                             Mellon HBV II LLC                       Manager
                             New York, NY
--------------------------------------------------------------------------------
                             Standish Mellon Asset Management        Board
                             Boston, MA                              Member
--------------------------------------------------------------------------------

Ronald Philip O'Hanley III   Buck Consultants, Inc.                  Director
                             New York, NY
--------------------------------------------------------------------------------
                             Franklin Portfolio Associates, LLC      Director
                             Boston, MA
--------------------------------------------------------------------------------
                             Franklin Portfolio Holdings, Inc.       Director
                             Boston, MA
--------------------------------------------------------------------------------
                             Mellon Bank, N.A.                       Vice
                             Pittsburgh, PA                          Chairman
--------------------------------------------------------------------------------
                             Mellon Capital Management Corporation   Director
                             San Francisco, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Mellon Equity Associates, LLP           Executive
                             Pittsburgh, PA                          Committee
                                                                     Member,
                                                                     Chairman
--------------------------------------------------------------------------------
                             Mellon Financial Corporation            Vice
                             Pittsburgh, PA                          Chairman
--------------------------------------------------------------------------------
                             Mellon Global Investing Corporation     Director,
                             Pittsburgh, PA                          Chairman,
                                                                     Chief
                                                                     Executive
                                                                     Officer
--------------------------------------------------------------------------------
                             Mellon Global Investments Japan Co.     Non-
                             Tokyo, Japan                            Resident
                                                                     Director
--------------------------------------------------------------------------------
                             Newton Management LTD (UK)              Executive
                             London, England                         Committee
                                                                     Member
--------------------------------------------------------------------------------
                             Pareto Partners                         Partner
                             London, England                      Representative
--------------------------------------------------------------------------------
                             Pareto Partners                         Partner
                             New York, NY                         Representative
--------------------------------------------------------------------------------
                             Standish Mellon Asset Management        Board
                             Boston, MA                              Member
--------------------------------------------------------------------------------
                             TBCAM Holdings, Inc.                    Director
                             Boston, MA
--------------------------------------------------------------------------------
                             The Boston Company Asset Management     Chairman
                             Boston, MA                              Director
--------------------------------------------------------------------------------
                             The Dreyfus Corporation                 Director
                             New York, NY                            Vice
                                                                     Chairman
--------------------------------------------------------------------------------

William Paul Rydell          Mellon Equity Associates, LLP           Executive
                             Pittsburgh, PA                          Committee
                                                                     Member,
                                                                     President
                                                                     and CEO
--------------------------------------------------------------------------------
                             The Dreyfus Corporation                 Group
                             New York, NY                            Manager
--------------------------------------------------------------------------------

Patricia Kay Nichols         Mellon Equity Associates, LLP           Executive
                             Pittsburgh, PA                          Committee
                                                                     Member,
                                                                     Executive
                                                                     Vice
                                                                     President
                                                                     and Chief
                                                                     Operating
                                                                     Officer
--------------------------------------------------------------------------------


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WESTERN ASSET MANAGEMENT COMPANY ("WESTERN ASSET").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91105. Western Asset is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Western Asset is as follows:

  NAME AND POSITION          NATURE OF COMPANY AND/OR
  WITH WESTERN ASSET           PRINCIPAL BUSINESS               CAPACITY
-------------------------    ------------------------    -----------------------

Bruce Daniel Alberts,                   --                         --
Chief Financial Officer


Gregory B. McShea,                      --                         --
Director of Compliance
& Controls


James William Hirschmann,      Medical Simulation        Member of the Board
Director, President & CEO      Corporation               of Directors

                               Widener College           Treasurer, Chairman and
                                                         Member of the Board of
                                                         Trustees, Member of the
                                                         Finance & Investment
                                                         Committee

Stephen Kenneth Leech,                  --                         --
Chief Investment Officer


Peter L. Bain,                 Walters Art Museum        Member of the Board
Non-Employee Director                                    of Directors


Edward Albert Taber,                    --                         --
Non-Employee Director

--------------------------------------------------------------------------------


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WESTERN ASSET MANAGEMENT LIMITED ("WAML").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of WAML is 155 Bishopsgate, London EC2M 3XG. WAML is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of WAML is as follows:

   NAME AND POSITION         NATURE OF COMPANY AND/OR
       WITH WAML                PRINCIPAL BUSINESS              CAPACITY
-------------------------    ------------------------    -----------------------

Alison Moitysee,                        --                         --
Compliance Officer and
Company Secretary

James William Hirschmann,    Medical Simulation          Member of the Board
Managing Director            Corporation                 of Directors
and Director
                             Widener College             Treasurer, Chairman and
                                                         Member of  the Board of
                                                         Trustees, Member of the
                                                         Finance & Investment
                                                         Committee

Peter L. Bain, Director      Walters Art Museum          Member of the Board
                                                         of Directors

Edward Albert Taber,                    --                         --
Director

Suzanne Taylor-King,                    --                         --
Finance Officer

Michael Baruch Zelouf,                  --                         --
Director and Senior
Executive Officer
--------------------------------------------------------------------------------


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, ALLIANCE CAPITAL MANAGEMENT, LP ("ALLIANCE")

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Alliance is 1345 Avenue of the Americas, New York, NY 10105. Alliance is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Alliance is as follows:

   NAME AND POSITION                                         POSITION WITH
WITH INVESTMENT ADVISER           OTHER COMPANY              OTHER COMPANY
-------------------------    ------------------------    -----------------------

Donald Hood Brydon           AXA Investment Managers     Chairman & Chief
Director                     S.A.                        Executive Officer

Bruce William Calvert        AXA                         Director
Chairman of the Board
& CEO                        ELAS                        Director

                             ACMC                        Director/Executive
                                                         Officer

Henri de Castries            AXA                         Chairman, Management
Director                                                 Board

                             ELAS                        Director

                             AXF                         Chairman of the Board

                             ACMC                        Director/Executive
                                                         Officer

Christopher M. Condron       AXF                         Director, President,
Director                                                 Chief Executive Officer

                             ELAS                        Chairman, CEO

Denis Duverne                AXA                         Group Executive Vice
Director                                                 President Finance,
                                                         Control and Strategy

                             ACMC                        Director/Executive
                                                         Officer

Richard S. Dziadzio          ACMC                        Director/Executive
Director                                                 Officer

Alfred Harrison              ACMC                        Director/Executive
Vice Chairman/Director                                   Officer

Roger Hertog                 ACMC                        Director/Executive
Vice Chairman/Director                                   Officer

Benjamin Duke Holloway       Continental Companies       Financial Consultant
Director
                             ACMC                        Director

   NAME AND POSITION                                         POSITION WITH
WITH INVESTMENT ADVISER           OTHER COMPANY              OTHER COMPANY
-------------------------    ------------------------    -----------------------

Robert Henry Joseph, Jr.     ACMC                        Director/Executive
Senior Vice President, CFO                               Officer

W. Edwin Jarmain             Jarmain Group Inc.          President
Director

Lewis A. Sanders             ACMC                        Director/Executive
Vice Chairman, Chief                                     Officer
Executive Officer/Director

Peter J. Tobin               St. John's University       Special Assistant to
Director                     Tobin College of            the President
                             Business Administration

Peter D. Noris               AXF                         Executive Vice
Director                                                 President, Chief
                                                         Investment Officer

                             ELAS                        Executive Vice
                                                         President, Chief
                                                         Investment Officer

                             ACMC                        Director/Executive
                                                         Officer

Gerald M. Lieberman          ACMC                        Director/Executive
Executive Vice President,                                Officer
Chief Operating Officer

Frank Savage                 Savage Holdings LLC         Chief Executive Officer
Director
                             ACMC                        Director

Stanley B. Tulin             AXF                         Vice Chairman & Chief
Director                                                 Financial Officer

                             ACMC                        Director/Executive
                                                         Officer

                             ELAS                        Vice Chairman & CFO

Dave Harrel Williams         White Williams Private      Director
Chairman Emeritus            Equity Partners GmbH

                             ACMC                        Director

Lorie Slutsky                The New York                President
Director                     Community Trust

John Blundin                 ACMC                        Executive Officer
Executive Vice President

   NAME AND POSITION                                         POSITION WITH
WITH INVESTMENT ADVISER           OTHER COMPANY              OTHER COMPANY
-------------------------    ------------------------    -----------------------

Sharon Fay                   ACMC                        Executive Officer
Executive Vice President
& Chief Investment Officer

Marilyn Fedak                ACMC                        Executive Officer
Executive Vice President
& Chief Investment Officer

Thomas S. Hexner             ACMC                        Executive Officer
Executive Vice President

Mark R. Manley               ACMC                        Executive Officer
Senior Vice President,
Acting General Counsel and
Chief Compliance Officer

Seth Masters                 ACMC                        Executive Officer
Senior Vice President

Marc Mayer                   ACMC                        Executive Officer
Executive Vice President

James Reilly                 ACMC                        Executive Officer
Executive Vice President

Paul Rissman                 ACMC                        Executive Officer
Executive Vice President

David Steyn                  ACMC                        Executive Officer
Executive Vice President

Christopher Toub             ACMC                        Executive Officer
Executive Vice President

Lisa Shalett                 ACMC                        Executive Officer
Chairman/CEO of Sanford
C. Bernstein

Doug Peebles                 ACMC                        Executive Officer
Executive Vice President

Jeff Phlegar,                ACMC                        Executive Officer
Executive Vice President

          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, MAZAMA CAPITAL MANAGEMENT, INC. ("MAZAMA").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years . The principal business address of Mazama is One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Mazama is as follows:

        NAME AND              NATURE OF COMPANY AND/OR
  POSITION WITH MAZAMA           PRINCIPAL BUSINESS             CAPACITY
-------------------------    -------------------------   -----------------------
Jill Ronne Collins,
Senior Vice President/
Marketing and Client
Service                                 --                         --

Ronald Adair Sauer,
Chairman/CEO/Chief
Investment Officer                      --                         --

Brian Paul Alfrey,
Director/Executive
Vice President/COO                      --                         --

Stephen Charles Brink,
Senior Vice President/
Director of Research                    --                         --

Helen Degener, Director                 --                         --
--------------------------------------------------------------------------------

          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, NEW STAR INSTITUTIONAL MANAGERS LIMITED ("NEW STAR").

          Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of New Star is 1 Knightsbridge Green, London, England SW1X7NE. New Star is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of New Star is as follows:

     NAME AND                     NATURE OF COMPANY AND/OR
POSITION WITH NEW STAR              PRINCIPAL BUSINESS                                           CAPACITY
----------------------            ------------------------                                 -----------------------
John Duffield,            New Star Asset Management (Bermuda) Limited                            Chairman
    Director              New Star Asset Management Group Limited                                Chairman
                          New Star Investment Funds Limited                                      Chairman
                          New Star Asset Management Limited                                      Chairman
                          New Star Institutional Managers Holdings Limited                       Chairman
                          NSEIT Zeros 2008 PLC                                                   Director
                          New Star Enhanced Income Trust PLC                                     Director
                          New Star International Investment Products Limited                     Chairman
                          New Star Enhanced Income Securities Limited                            Director
                          Korea Liberalisation Fund Limited (In liquidation)                     Director
                          Marcham Farms Limited                                                  Director
                          Development Finance Corporation Limited                                Director
                          Brint Limited                                                          Director
                          Queen Anne's Gate Asset Management Limited                             Director
                          Knightsbridge Asset Management Limited                                 Director
                          Tyndall Holdings Limited                                               Director
                          Commerz Asset Management (UK) PLC                                      Director
                          Jupiter International Group PLC                                        Director
                          Canynge Nominees Limited                                               Director
                          Jupiter Administration Services Limited                                Director
                          Tyndall Group Limited                                                  Director
                          Jupiter Unit Trust Managers Limited                                    Director
                          Jupiter Asset Management Limited                                       Director
                          North American Gas Investment Trust PLC (In liquidation)               Director
                          Taiwan Investment Trust Securities Limited (In liquidation)            Director
                          Taiwan Investment Trust PLC                                            Director
                          China Investment Trust PLC (In liquidation)                            Director
                          KLF Securities Limited (In liquidation)                                Director
                          The River Plate and General Investment Trust PLC (In liquidation)      Director
                          Jupiter Extra Income Securities Limited                                Director

Deborah Weekes,           New Star Administration Services Limited                               Director and Secretary
    Director and          Worldinvest Management Ltd.                                            Secretary
    Secretary             New Star Institutional Managers Holdings Limited                       Secretary
                          New Star Nominees (2) Limited                                          Secretary

Rupert Ruvigny,           New Star Asset Management Group Limited                                Director and Secretary
    Director              New Star Asset Management Limited                                      Director and Secretary
                          Worldinvest Management Ltd.                                            Director
                          New Star Institutional Managers Holdings Limited                       Director
                          New Star Investment Funds Limited                                      Director and Secret
                          New Star Administration Services Limited                               Director

Howard Covington,         New Star Investment Funds Limited                                      Director and Secretary
    Director              New Star Asset Management Limited                                      Director and Secretary
                          Worldinvest Management Ltd.                                            Director
                          New Star Institutional Managers Limited                                Director
                          New Star Institutional Managers Holdings Limited                       Director
                          New Star International Investment Products Limited                     Alternate Director
                          New Star Administration Services Limited                               Director and Secret
                          CIFT Limited                                                           Director

Christine Barnes Sanders, Constantia Consulting (UK) Limited                                     Director
    Director

Mark Beale,               New Star Institutional Managers Holdings Limited                       Director
    Director              Worldinvest Management Ltd.                                            Director
                          New Star Asset Management Limited                                      Director

Richard Lewis,            Worldinvest Management Ltd.                                            Director
    Director              69 Church Road Flats Management Limited                                Director

Keith Brown,              Worldinvest Management Ltd.                                            Director
    Director              New Star Institutional Managers Holdings Limited                       Director
                          New Star Administration Services Limited                               Chairman
                          New Star Nominees (2) Limited                                          Director
                          Conel Services Limited                                                 Director
                          Union Fund Management Limited                                          Director

Anna Kirk,                New Star Institutional Managers Holdings Limited                       Director
    Director              New Star Administration Services Limited                               Director
                          Eyescan CCTV Limited                                                   Director

Ian Beattie,              --                                                                     --
    Director

Timothy Bray,             --                                                                     --
    Director

Michelle Sanders,         --                                                                     --
    Director

          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("BOSTON COMPANY").

          Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of the Boston Company is One Boston Place, Boston, Massachusetts 02108. The Boston Company is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of the Boston Company is as follows:


   NAME AND POSITION       NATURE OF COMPANY AND/OR
WITH THE BOSTON COMPANY       PRINCIPAL BUSINESS              CAPACITY
-----------------------    ------------------------    -----------------------
Marie Welch Stewart,
    Chief Administration
    Officer

Jennifer Cassedy,
    Director of
    Compliance

Corey Griffin,
    President, Chief
    Executive Officer and
    Director of Manager

Kraig Struglia,
    Director of Technology

Paul Leahy,
    Director of Client
    Service

Stephen Canter,
    Director of Manager

John Nagoniak,
    Director of Manager

Ronald O'Hanley,
    Chairman of the Board

Peter Higgins,
    Director of Manager

Richard Watson,
    Director of Marketing

Patrick Sheppard,
    Director of Manager

Edward Ladd,
    Director of Manager

William Adam,
    Director of Manager

Francis Antin,
    Director of Manager

ITEM 26.  Principal Underwriters

(a) Registrant's principal underwriter, PFPC Distributors, Inc., also acts as principal underwriter or investment adviser to the following other investment companies:

    AB Funds Trust
    AFBA 5 Star Funds, Inc.
    Atlantic Whitehall Funds Trust
    ASA Hedged Equity Fund LLC
    ASA Debt Arbitrage Fund LLC
    ASA Market Neutral Equity Fund LLC
    ASA Managed Futures Fund LLC
    Columbia Floating Rate Fund
    Columbia Floating Rate Advantage Fund
    Columbia Institutional Floating Rate Fund
    Forward Funds, Inc
    Harris Insight Funds Trust
    Hillview Investment Trust II
    Kalmar Pooled Investment Trust
    Matthews Asian Funds
    Metropolitan West Funds
    The RBB Fund, Inc.
    RS Investment Trust
    Scudder Investments VIT Funds
    Stratton Growth Fund, Inc.
    Stratton Monthly Dividend REIT Shares, Inc.
    The Stratton Funds, Inc.
    Trainer, Wortham First Mutual Funds
    Van Wagoner Funds
    Weiss, Peck & Greer Funds Trust
    Wilshire Mutual Funds, Inc.
    WPG Large Cap Growth Fund
    WPG Tudor Fund

(b) Information regarding the directors and officers of PFPC Distributors, Inc. is as follows:

                                                 POSITIONS AND                               POSITIONS AND
    NAME AND PRINCIPAL                            OFFICES WITH                                OFFICES WITH
     BUSINESS ADDRESS                        PFPC DISTRIBUTORS, INC.                           REGISTRANT
     ----------------                        -----------------------                           ----------
    Brian Burns               Chairman, Chief Executive Officer, Director and President           None
    Michael Denofrio          Director                                                            None
    Nick Marsini              Director                                                            None
    Rita G. Adler             Chief Compliance Officer                                            None
    Christine A. Ritch        Chief Legal Officer, Assistant Secretary and Assistant Clerk        None
    Steven B Sunnerberg       Secretary and Clerk                                                 None
    Christopher S. Conner     Vice President and Anti-Money Laundering Officer                    None
    Julie Bartos              Assistant Secretary and Assistant Clerk                             None
    Bradley A. Stearns        Assistant Secretary and Assistant Clerk                             None
    Kristen Nolan             Assistant Secretary and Assistant Clerk                             None
    Craig Stokarski           Treasurer and Financial & Operations Principal                      None
    Douglas D. Castagna       Controller and Assistant Treasurer                                  None
    Bruno Di Stefano          Vice President                                                      None
    Susan K. Moscaritolo      Vice President                                                      None

(c) Not applicable.


ITEM 27.  Location of Accounts and Records


All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained (i) at the offices of the Registrant; (ii) at the offices of Registrant's administrator, PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406; at the offices of Registrant's principal underwriter, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406; (iv) at the offices of Registrant's investment adviser or subadvisers, Wilshire Associates, Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; BlackRock Financial Management Inc., 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103; Western Asset Management Company, 117 E. Colorado Blvd., Pasadena, California 91105; Western Asset Management Limited, 155 Bishopsgate, London EC2M 3XG England; Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105; Mellon Equity Associates, LLP, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258; Mazama Capital Management,Inc., One Southwest Columbia, Suite 1860, Portland, OR 97258; New Star Institutional Managers Limited, 1 Knightsbridge Green, London, England SW1X7NE; and The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108; or (v) at the offices of Registrant's custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.



ITEM 28.  Management Services

          Not applicable.


ITEM 29.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and State of California, on the 29th day of April, 2005.

                                               WILSHIRE VARIABLE INSURANCE TRUST


                                               By: /s/ LAWRENCE E. DAVANZO
                                               ------------------------------
                                               Lawrence E. Davanzo, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on April 29, 2005 by the following persons in the capacities indicated.

Signature                         Title
---------                         -----
/s/ LAWRENCE E. DAVANZO           President (Principal Executive Officer) and
---------------------------       Trustee
Lawrence E. Davanzo

/s/  ALEX CHALOFF                 Treasurer (Principal Financial and
---------------------------       Accounting Officer)
Alex Chaloff

/s/  ROGER A. FORMISANO*          Trustee
---------------------------
Roger A. Formisano

/s/  CYNTHIA A. HARGADON*         Trustee
---------------------------
Cynthia A. Hargadon

/s/  RICHARD A. HOLT*             Trustee
---------------------------
Richard A. Holt

/s/  HARRIET A. RUSSELL*          Trustee
---------------------------
Harriet A. Russell

/s/  GEORGE J. ZOCK*              Trustee
---------------------------
George J. Zock

----------
* Lawrence E. Davanzo signs this document pursuant to powers of attorney previously filed.


By:  /s/  LAWRENCE E. DAVANZO
     ----------------------------------------
     Lawrence E. Davanzo, Attorney-in-Fact

                                  EXHIBIT INDEX


NUMBER     NAME
------     ----

(i)        Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C.

(j)        Consent of KPMG LLP

(p)        Code of Ethics

           (i) Wilshire Variable Insurance Trust and Wilshire Associates Incorporated

           (ii)   Mazama Capital Management

           (iii)  Wellington Management Company

           (iv)   BlackRock Financial Management, Inc.

           (v) Mellon Equity Associates, LLP and The Boston Company Asset Management, LLC

           (vi)   Western Asset and WAML

           (vii)  Alliance Capital Management, L.P.

           (viii) New Star Institutional Managers Limited